                                                                    EXHIBIT 4(c)

================================================================================

                        AMENDED AND RESTATED DECLARATION
                                    OF TRUST

                                  BY AND AMONG

                               JPMORGAN CHASE BANK
                              AS PROPERTY TRUSTEE,

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                               AS DELAWARE TRUSTEE

                           BANCINSURANCE CORPORATION,
                                   AS SPONSOR,

                                       AND
                      JOHN SOKOL, SI SOKOL AND SALLY CRESS
                               AS ADMINISTRATORS,

                         DATED AS OF SEPTEMBER 30, 2003

================================================================================

                                TABLE OF CONTENTS

                                                                                                                          PAGE
                                                                                                                          ----
ARTICLE I             INTERPRETATION AND DEFINITIONS............................................................            1

         Section 1.1.          Definitions......................................................................            1

ARTICLE II            ORGANIZATION..............................................................................            8

         Section 2.1.          Name.............................................................................            8
         Section 2.2.          Office...........................................................................            8
         Section 2.3.          Purpose..........................................................................            8
         Section 2.4.          Authority........................................................................            8
         Section 2.5.          Title to Property of the Trust...................................................            9
         Section 2.6.          Powers and Duties of the Trustees and the Administrators.........................            9
         Section 2.7.          Prohibition of Actions by the Trust and the Property Trustee.....................           12
         Section 2.8.          Powers and Duties of the Property Trustee........................................           13
         Section 2.9.          Certain Duties and Responsibilities of the Property Trustee and
                               Administrators...................................................................           15
         Section 2.10.         Certain Rights of Property Trustee...............................................           16
         Section 2.11.         Execution of Documents...........................................................           19
         Section 2.12.         Not Responsible for Recitals or Issuance of Securities...........................           19
         Section 2.13.         Duration of Trust................................................................           19
         Section 2.14.         Mergers..........................................................................           19

ARTICLE III           SPONSOR...................................................................................           21

         Section 3.1.          Sponsor's Purchase of Common Securities..........................................           21
         Section 3.2.          Responsibilities of the Sponsor..................................................           21
         Section 3.3.          Expenses.........................................................................           21
         Section 3.4.          Right to Proceed.................................................................           22

ARTICLE IV            PROPERTY TRUSTEE, DELAWARE TRUSTEE AND ADMINISTRATORS.....................................           22

         Section 4.1.          Property Trustee; Eligibility....................................................           22
         Section 4.2.          Administrators...................................................................           23
         Section 4.3.          Appointment, Removal and Resignation of Property Trustee and
                               Administrators...................................................................           23
         Section 4.4.          Property Trustee Vacancies.......................................................           25
         Section 4.5.          Effect of Vacancies..............................................................           25
         Section 4.6.          Meetings of the Property Trustee and the Administrators..........................           25
         Section 4.7.          Delegation of Power..............................................................           25
         Section 4.8.          Conversion, Consolidation or Succession to Business..............................           26
         Section 4.9.          Delaware Trustee.................................................................           26

ARTICLE V             DISTRIBUTIONS.............................................................................           26

         Section 5.1.          Distributions....................................................................           26

                                TABLE OF CONTENTS
                                   (continued)

ARTICLE VI            ISSUANCE OF SECURITIES....................................................................           26

         Section 6.1.          General Provisions Regarding Securities..........................................           26
         Section 6.2.          Registrar and Paying Agent.......................................................           27
         Section 6.3.          Form and Dating..................................................................           29
         Section 6.4.          Mutilated, Destroyed, Lost or Stolen Certificates................................           29
         Section 6.5.          Temporary Securities.............................................................           30
         Section 6.6.          Cancellation.....................................................................           30
         Section 6.7.          Rights of Holders; Waivers of Past Defaults......................................           30

ARTICLE VII           DISSOLUTION AND TERMINATION OF TRUST......................................................           32

         Section 7.1.          Dissolution and Termination of Trust.............................................           32

ARTICLE VIII          TRANSFER OF INTERESTS.....................................................................           33

         Section 8.1.          General..........................................................................           33
         Section 8.2.          Transfer Procedures and Restrictions.............................................           34
         Section 8.3.          Deemed Security Holders..........................................................           36

ARTICLE IX            LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, PROPERTY TRUSTEE OR OTHERS..............           36

         Section 9.1.          Liability........................................................................           36
         Section 9.2.          Exculpation......................................................................           37
         Section 9.3.          Fiduciary Duty...................................................................           37
         Section 9.4.          Indemnity........................................................................           37
         Section 9.5.          Outside Businesses...............................................................           38
         Section 9.6.          Compensation; Fee................................................................           39

ARTICLE X             ACCOUNTING................................................................................           39

         Section 10.1.         Fiscal Year......................................................................           39
         Section 10.2.         Certain Accounting Matters.......................................................           39
         Section 10.3.         Banking..........................................................................           40
         Section 10.4.         Withholding......................................................................           40

ARTICLE XI            AMENDMENTS AND MEETINGS...................................................................           41

         Section 11.1.         Amendments.......................................................................           41
         Section 11.2.         Meetings of the Holders of Securities; Action by Written Consent.................           43

ARTICLE XII           REPRESENTATIONS OF PROPERTY TRUSTEE.......................................................           44

         Section 12.1.         Representations and Warranties of Property Trustee...............................           44

ARTICLE XIII          MISCELLANEOUS.............................................................................           44

         Section 13.1.         Notices..........................................................................           44
         Section 13.2.         Governing Law....................................................................           46
         Section 13.3.         Intention of the Parties.........................................................           46

                                TABLE OF CONTENTS
                                   (continued)

         Section 13.4.         Headings.........................................................................           46
         Section 13.5.         Successors and Assigns...........................................................           46
         Section 13.6.         Partial Enforceability...........................................................           46
         Section 13.7.         Counterparts.....................................................................           46

ANNEX I         TERMS OF SECURITIES

EXHIBIT A-1     FORM OF PREFERRED SECURITY CERTIFICATE [FORM OF FACE OF
                SECURITY]

EXHIBIT A-2     FORM OF COMMON SECURITY CERTIFICATE

EXHIBIT B       SPECIMEN OF INITIAL DEBENTURE

EXHIBIT C       PURCHASE AGREEMENT

EXHIBIT D       Form of Transferor Certificate to be Executed by QIBs

EXHIBIT E       FORM OF TRANSFEREE CERTIFICATE TO BE EXECUTED BY TRANSFEREES
                OTHER THAN QIBS

                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF

                             BIC STATUTORY TRUST II

                               SEPTEMBER 30, 2003

         AMENDED AND RESTATED DECLARATION OF TRUST ("Trust Agreement") dated and effective as of September 30, 2003, by the Property Trustee (as defined herein), the Delaware Trustee (as defined herein), the Administrators (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust (as defined herein) to be issued pursuant to this Trust Agreement;

         WHEREAS, the Property Trustee, the Delaware Trustee, the Administrators and the Sponsor established BIC Statutory Trust II (the "Trust"), a statutory trust under the Statutory Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of September 25, 2003 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of the State of the State of Delaware on September 25, 2003, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain debentures of the Debenture Issuer (as defined herein); and

         WHEREAS, the parties hereto, by this Trust Agreement, amend and restate each and every term and provision of the Original Declaration;

         NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Statutory Trust Act and that this Trust Agreement constitutes the governing instrument of such statutory trust, the Property Trustee declares that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Trust Agreement. The parties hereto hereby agree as follows:

                                   ARTICLE I

                         INTERPRETATION AND DEFINITIONS

         SECTION 1.1. DEFINITIONS. Unless the context otherwise requires:

         (a) Capitalized terms used in this Trust Agreement but not defined in the preamble above have the respective meanings assigned to them in this
Section 1.1;

         (b) a term defined anywhere in this Trust Agreement has the same meaning throughout;

         (c) all references to "the Trust Agreement" or "this Trust Agreement" are to this Trust Agreement as modified, supplemented or amended from time to time;

         (d) all references in this Trust Agreement to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Trust Agreement unless otherwise specified; and

         (e) a reference to the singular includes the plural and vice versa.

         "Additional Interest" has the meaning set forth in the Indenture.

         "Administrative Action" has the meaning set forth in paragraph 4(a) of Annex I.

         "Administrators" means each of John Sokol, Si Sokol and Sally Cress, solely in such Person's capacity as Administrator of the Trust and not in such Person's individual capacity, or such Administrator's successor in interest in such capacity, or any successor appointed as herein provided.

         "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

         "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

         "Bankruptcy Event" means, with respect to any Person:

         (a) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of such Person or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

         (b) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of such Person of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due.

         "Business Day" means any day other than Saturday, Sunday or any other day on which banking institutions in New York City, Houston, Texas or Wilmington, Delaware are permitted or required by any applicable law to close.

         "Calculation Agent" shall mean the Person appointed as Calculation Agent pursuant to Section 2.10 of the Indenture.

         "Certificate" means any certificate evidencing Securities.

         "Closing Date" has the meaning set forth in the Purchase Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

         "Common Securities" has the meaning set forth in paragraph 1(b) of Annex I.

         "Common Security Certificate" means a definitive Certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

         "Company Indemnified Person" means (a) any Administrator; (b) any Affiliate of any Administrator; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrator; or
(d) any officer, employee or agent of the Trust or its Affiliates.

         "Corporate Trust Office" means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Trust Agreement is located at 600 Travis, Suite 1150, Houston, Texas 77002, Attention: Institutional Trust Services.

         "Coupon Rate" has the meaning set forth in paragraph 2(a) of Annex I.

         "Covered Person" means: (a) any Administrator, officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) any of the Trust's Affiliates; and (b) any Holder of Securities.

         "Creditor" has the meaning set forth in Section 3.3.

         "Debenture Issuer" means Bancinsurance Corporation, an Ohio corporation, in its capacity as issuer of the Debentures under the Indenture.

         "Debenture Trustee" means JPMorgan Chase Bank, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

         "Debentures" means the Floating Rate Junior Subordinated Deferrable Interest Debentures due 2033 to be issued by the Debenture Issuer under the Indenture.

         "Defaulted Interest" has the meaning set forth in the Indenture.

         "Delaware Trustee" means Chase Manhattan Bank USA, National Association, a national banking association, solely in its capacity as Delaware Trustee of the Trust and not in its individual capacity, or its successor-in-interest in such capacity, or any successor Delaware Trustee appointed as herein provided.

         "Direct Action" has the meaning set forth in Section 2.8(d).

         "Distribution" means a distribution payable to Holders of Securities in accordance with Section 5.1.

         "Distribution Payment Date" has the meaning set forth in paragraph 2(b) of Annex I.

         "Distribution Period" has the meaning set forth in paragraph 2(a) of Annex I.

         "Event of Default" means any one of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a)      the occurrence of an Indenture Event of Default; or

         (b) default by the Trust in the payment of any Optional Redemption Price of any Security when it becomes due and payable; or

         (c) default in the performance, or breach, in any material respect, of any covenant or warranty of the Property Trustee in this Trust Agreement (other than those specified in clause (a) or (b) above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail to the Property Trustee and to the Sponsor by the Holders of at least 25% in aggregate liquidation amount of the outstanding Preferred Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (d) the occurrence of a Bankruptcy Event with respect to the Property Trustee if a successor Property Trustee has not been appointed within 90 days thereof.

         "Extension Period" has the meaning set forth in paragraph 2(b) of Annex I.

         "Fee Letter" means the fee letter, dated as of the date hereof, between Bancinsurance Corporation and JPMorgan Chase Bank, in its capacity as trustee under various agreements, including this Trust Agreement.

         "Fiduciary Indemnified Person" shall mean the Property Trustee, the Delaware Trustee, any Affiliate of the Property Trustee or the Delaware Trustee, and any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee or the Delaware Trustee.

         "Fiscal Year" has the meaning set forth in Section 10.1.

         "Guarantee" means the guarantee agreement to be dated as of the Closing Date, of the Sponsor in respect of the Preferred Securities.

         "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Statutory Trust Act.

         "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

         "Indenture" means the Indenture dated as of the Closing Date, between the Debenture Issuer and the Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued, as such Indenture and any supplemental indenture may be amended, supplemented or otherwise modified from time to time.

         "Indenture Event of Default" means an "Event of Default" as defined in the Indenture.

         "Interest" means any interest due on the Debentures including any Additional Interest and Defaulted Interest.

         "Investment Company" means an investment company as defined in the Investment Company Act.

         "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "Investment Company Event" has the meaning set forth in paragraph 4(a) of Annex I.

         "LIBOR Determination Date" has the meaning set forth in paragraph 4(a) of Annex I.

         "Liquidation" has the meaning set forth in paragraph 3 of Annex I.

         "Liquidation Distribution" has the meaning set forth in paragraph 3 of Annex I.

         "Majority in liquidation amount of the Securities" means Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "Maturity Date" has the meaning set forth in paragraph 4(a) of Annex I.

         "Officers' Certificates" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person, and, with respect to the Administrators, a certificate signed by at least two Administrators. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for it in this Trust Agreement shall include:

         (a) a statement that each individual signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by each individual in rendering the Officers' Certificate;

         (c) a statement that each such individual signing the Officers' Certificate has made such examination or investigation as, in such individual's opinion, is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Optional Redemption Price" has the meaning set forth in paragraph 4(a) of Annex I.

         "Paying Agent" means any Person authorized by the Administrators to pay Distributions or other amounts in respect of any Securities on behalf of the Trust.

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Preferred Securities" has the meaning set forth in paragraph 1(a) of Annex I.

         "Preferred Security Certificate" means a definitive Certificate in fully registered form representing a Preferred Security substantially in the form of Exhibit A-1.

         "Property Account" has the meaning set forth in Section 2.8(c).

         "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 4.1.

         "Pro Rata" has the meaning set forth in paragraph 8 of Annex I.

         "Purchase Agreement" means the Purchase Agreement relating to the offering and sale of Preferred Securities in the form of Exhibit C.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

         "Quorum" means a majority of the Administrators or, if there are only two Administrators, both of them.

         "Redemption Date" has the meaning set forth in paragraph 4(a) of Annex
I.

         "Redemption/Distribution Notice" has the meaning set forth in paragraph 4(e) of Annex I.

         "Registrar" has the meaning set forth in Section 6.2.

         "Responsible Officer" means, with respect to the Property Trustee, any officer in the Institutional Trust Services Department of the Property Trustee having direct responsibility for the administration of this Trust Agreement.

         "Restricted Securities Legend" has the meaning set forth in Section 8.2(b).

         "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

         "Rule 3a-7" means Rule 3a-7 under the Investment Company Act.

         "Securities" means the Common Securities and the Preferred Securities.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "Special Event" has the meaning set forth in paragraph 4(a) of Annex I.

         "Special Redemption Date" has the meaning set forth in paragraph 4(a) of Annex I.

         "Special Redemption Price" has the meaning set forth in paragraph 4(a) of Annex I.

         "Sponsor" means Bancinsurance Corporation, an Ohio corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

         "Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del.C.Section 3801, et seq. as may be amended from time to time.

         "Successor Entity" has the meaning set forth in Section 2.14(b).

         "Successor Property Trustee" has the meaning set forth in Section
4.3(a).

         "Successor Securities" has the meaning set forth in Section 2.14(b).

         "Super Majority" has the meaning set forth in paragraph 5(b) of Annex
I.

         "Tax Event" has the meaning set forth in paragraph 4(a) of Annex I.

         "3-Month LIBOR" has the meaning set forth in paragraph 4(a) of Annex I.

         "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Trustees" means the Property Trustee and the Delaware Trustee.

         "Trust Property" means (a) the Debentures, (b) any cash on deposit in, or owing to, the Property Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Trust Agreement.

         "25% in liquidation amount of the Securities" means Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 25% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "U.S. Person" means a United States Person as defined in Section 7701(a)(30) of the Code.

                                   ARTICLE II

                                  ORGANIZATION

         SECTION 2.1. NAME. The Trust is named "BIC Statutory Trust II," as such name may be modified from time to time by the Administrators following written notice to the Holders of the Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrators.

         SECTION 2.2. OFFICE. The address of the Delaware Trustee in the State of Delaware is Chase Manhattan Bank USA, National Association, c/o JPMorgan Chase Bank, 500 Stanton Christiana Road, Building 4, (3rd Floor), Newark, Delaware, 19713, Attention: Institutional Trust Services, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Holders, the Sponsor, the Property Trustee and the Administrators. The principal executive office of the Trust is c/o Bancinsurance Corporation, 250 East Broad Street, 10th Floor, Columbus, Ohio 43215. On at least 10 Business Days written notice to the Holders of the Securities, the Administrators may designate another principal office, which shall be in a state of the United States or in the District of Columbia.

         SECTION 2.3. PURPOSE. The exclusive purposes and functions of the Trust are (a) to issue and sell the Securities representing undivided beneficial interests in the assets of the Trust, (b) to invest the gross proceeds from such sale to acquire the Debentures, (c) to facilitate direct investment in the assets of the Trust through issuance of the Common Securities and the Preferred Securities and (d) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

         SECTION 2.4. AUTHORITY. Except as specifically provided in this Trust Agreement, the Property Trustee shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Property Trustee acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Property Trustee to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Property Trustee as set forth in this Trust Agreement. The Administrators shall have only those ministerial duties set forth herein with respect to accomplishing the purposes of the Trust and are not intended to be trustees or fiduciaries with respect to the Trust or the Holders. The Property Trustee shall have the right, but shall not be obligated except as provided in Section 2.6, to perform those duties assigned to the Administrators.

         SECTION 2.5. TITLE TO PROPERTY OF THE TRUST. Except as provided in
Section 2.8 with respect to the Debentures and the Property Account or as otherwise provided in this Trust Agreement, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

         SECTION 2.6. POWERS AND DUTIES OF THE TRUSTEES AND THE ADMINISTRATORS.

         (a) The Trustees and the Administrators shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Property Trustee and the Administrators shall have the authority to enter into all transactions and agreements in exercising the authority, express or implied, otherwise granted to the Property Trustee or the Administrators, as the case may be, under this Trust Agreement, and to perform all acts in furtherance thereof, including without limitation, the following:

                  (i) Each Administrator shall have the power and authority to act on behalf of the Trust with respect to the following matters:

                           (A)      the issuance and sale of the Securities;

                           (B) to cause the Trust to enter into, and to execute and deliver on behalf of the Trust, such agreements as may be necessary or desirable in connection with the purposes and function of the Trust, including agreements with the Paying Agent;

                           (C) ensuring compliance with the Securities Act and applicable state securities or blue sky laws;

                           (D) the sending of notices (other than notices of default), and other information regarding the Securities and the Debentures to the Holders in accordance with this Trust Agreement;

                           (E) the consent to the appointment of a Paying Agent and Registrar in accordance with this Trust Agreement, which consent shall not be unreasonably withheld or delayed;

                           (F) execution and delivery of the Securities in accordance with this Trust Agreement;

                           (G)      execution and delivery of closing
                  certificates pursuant to the Purchase Agreement and the application for a taxpayer identification number;

                           (H) unless otherwise required by the Statutory Trust Act, to execute on behalf of the Trust (either acting alone or together with any or all of the Administrators) any documents that the Administrators have the power to execute pursuant to this Trust Agreement including execution of any Officer's Certificate required pursuant to Section 11.1;

                           (I) the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder);

                           (J) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates; and

                           (K) to duly prepare and file all applicable tax returns and tax information reports that are required to be filed with respect to the Trust on behalf of the Trust.

                  (ii) As among the Property Trustee and the Administrators, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                           (A)      the establishment of the Property Account;

                           (B)      the receipt of the Debentures;

                           (C) the collection of interest, principal and any other payments made in respect of the Debentures in the Property Account;

                           (D) the distribution through the Paying Agent of amounts owed to the Holders in respect of the Securities;

                           (E) the exercise of all of the rights, powers and privileges of a holder of the Debentures;

                           (F) the sending of notices of default and other information regarding the Securities and the Debentures to the Holders in accordance with this Trust Agreement;

                           (G) the distribution of the Trust Property in accordance with the terms of this Trust Agreement;

                           (H) to the extent provided in this Trust Agreement, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of the State of the State of Delaware;

                           (I) after any Event of Default (provided that such Event of Default is not by or with respect to the Property Trustee) the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder); and

                           (J) to take all action that may be necessary for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created.

                  (iii) The Property Trustee shall have the power and authority to act on behalf of the Trust with respect to any of the duties, liabilities, powers or the authority of the Administrators set forth in Section 2.6(a)(i)(D), (E) and (F) herein but shall not have a duty to do any such act unless specifically requested to do so in writing by the Sponsor, and shall then be fully protected in acting pursuant to such written request; and in the event of a conflict between the action of the Administrators and the action of the Property Trustee, the action of the Property Trustee shall prevail.

         (b) So long as this Trust Agreement remains in effect, the Trust (or the Property Trustee or Administrators acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, neither the Property Trustee nor the Administrators may cause the Trust to (i) acquire any investments or engage in any activities not authorized by this Trust Agreement,
(ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein, (iii) take any action that would reasonably be expected (x) to cause the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes or (y) to require the trust to register as an Investment Company under the Investment Company Act, (iv) incur any indebtedness for borrowed money or issue any other debt or (v) take or consent to any action that would result in the placement of a lien on any of the Trust Property. The Property Trustee shall, at the sole cost and expense of the Trust, defend all claims and demands of all Persons at any time claiming any lien on any of the Trust Property adverse to the interest of the Trust or the Holders in their capacity as Holders.

         (c) In connection with the issuance and sale of the Preferred Securities, the Sponsor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

                  (i) the taking of any action necessary to obtain an exemption from the Securities Act;

                  (ii) the determination of the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and the determination of any and all such acts, other than actions which must be taken by or on behalf of the Trust, and the advice to the Administrators of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the

         Trust or on behalf of the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States in connection with the sale of the Preferred Securities;

                  (iii) the negotiation of the terms of, and the execution and delivery of, the Purchase Agreement providing for the sale of the Preferred Securities; and

                  (iv) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

         (d) Notwithstanding anything herein to the contrary, the Administrators and the Holders of a Majority in liquidation amount of the Common Securities are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not (i) be deemed to be an Investment Company required to be registered under the Investment Company Act, and (ii) fail to be classified as a "grantor trust" for United States federal income tax purposes. The Administrators and the Holders of a Majority in liquidation amount of the Common Securities shall not take any action inconsistent with the treatment of the Debentures as indebtedness of the Debenture Issuer for United States federal income tax purposes. In this connection, the Administrators and the Holders of a Majority in liquidation amount of the Common Securities are authorized to take any action, not inconsistent with applicable laws, the Certificate of Trust or this Trust Agreement, as amended from time to time, that each of the Administrators and the Holders of a Majority in liquidation amount of the Common Securities determines in their discretion to be necessary or desirable for such purposes.

         (e) Subject to the Fee Letter, all reasonable expenses incurred by the Administrators or the Property Trustee pursuant to this Section 2.6 shall be reimbursed by the Sponsor, and the Property Trustee and the Administrators shall have no obligations with respect to such expenses.

         (f)      The assets of the Trust shall consist of the Trust Property.

         (g) Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee and the Administrators for the benefit of the Trust in accordance with this Trust Agreement.

         (h) If the Property Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Trust Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Property Trustee or to such Holder, then and in every such case the Sponsor, the Property Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Property Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 2.7. PROHIBITION OF ACTIONS BY THE TRUST AND THE PROPERTY TRUSTEE.

         (a) The Trust shall not, and the Property Trustee shall cause the Trust not to, engage in any activity other than as required or authorized by this Trust Agreement. In particular, the Trust shall not and the Property Trustee shall cause the Trust not to:

                  (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of the Securities pursuant to the terms of this Trust Agreement and of the Securities;

                  (ii) acquire any assets other than as expressly provided herein;

                  (iii) possess Trust Property for other than a Trust purpose;

                  (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

                  (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever other than as expressly provided herein;

                  (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

                  (vii) carry on any "trade or business" as that phrase is used in the Code; or

                  (viii) other than as provided in this Trust Agreement (including Annex I), (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, or (C) exercise any right to rescind or annul any Trust Agreement that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received a written opinion of counsel to the effect that such modification will not cause the Trust to cease to be classified as a "grantor trust" for United States federal income tax purposes.

         SECTION 2.8. POWERS AND DUTIES OF THE PROPERTY TRUSTEE.

         (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 4.3 and shall cease as to such predecessor Property Trustee. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

         (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrators.

         (c)      The Property Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing trust account (the "Property Account") in the name of and under the exclusive control of the Property Trustee and the Paying Agent, and maintained in the Property Trustee's trust department, on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures, deposit such funds into the Property Account and make payments, or cause the Paying Agent to make payments, to the Holders of the Preferred Securities and Holders of the Common Securities from the Property Account in accordance with Section 5.1. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Trust Agreement;

                  (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature;

                  (iii) upon written notice of distribution issued by the Administrators in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain circumstances pursuant to the terms of the Securities; and

                  (iv) act as Calculation Agent until removed in accordance with Section 2.10 of the Indenture.

         (d) The Property Trustee may bring or defend, pay, collect, compromise, arbitrate, resort to legal action with respect to, or otherwise adjust claims or demands of or against, the Trust that arise out of or in connection with an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or arises out of the Property Trustee's duties and obligations under this Trust Agreement; provided, however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the Redemption Date or the Special Redemption Date, as applicable), then a Holder of the Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action") on or after the respective due dates specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of the Preferred Securities to the extent of any payment made by the Debenture Issuer to such Holder of the Preferred Securities in such Direct Action; provided, however, that no Holder of the Common Securities may exercise such right of subrogation so long as an Event of Default with respect to the Preferred Securities has occurred and is continuing.

         (e) The Property Trustee shall continue to serve as a Trustee until either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of the Securities pursuant to the terms of the Securities and this Trust Agreement; or

                  (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 4.3.

         (f) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a Holder of the Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee may, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to this Trust Agreement (including Annex I).

         (g) The Property Trustee must exercise the powers set forth in this Section 2.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 2.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 2.3.

         SECTION 2.9. CERTAIN DUTIES AND RESPONSIBILITIES OF THE PROPERTY TRUSTEE AND ADMINISTRATORS.

         (a) The Property Trustee, before the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Trust Agreement and no implied covenants shall be read into this Trust Agreement against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 6.7), the Property Trustee shall exercise such of the rights and powers vested in it by this Trust Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) The duties and responsibilities of the Property Trustee and the Administrators shall be as provided by this Trust Agreement. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Property Trustee or Administrators to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers if the Property Trustee or such Administrator shall have reasonable grounds to believe that repayment of such funds or adequate protection against such risk of liability is not reasonably assured to the Property Trustee or such Administrator. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Property Trustee or Administrators shall be subject to the provisions of this Article. Nothing in this Trust Agreement shall be construed to relieve an Administrator or the Property Trustee from liability for the Property Trustee's or such Administrator's own negligent act, the Property Trustee's or such Administrator's own negligent failure to act, or the Property Trustee's or such Administrator's own willful misconduct. To the extent that, at law or in equity, the Property Trustee or an Administrator has duties and liabilities relating to the Trust or to the Holders, the Property Trustee or such Administrator shall not be liable to the Trust or to any Holder for the Property Trustee's or such Administrator's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Administrators or the Property Trustee otherwise existing at law or in equity, are agreed by the Sponsor and the Holders to replace such other duties and liabilities of the Administrators or the Property Trustee.

         (c) All payments made by the Property Trustee or a Paying Agent in respect of the Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Property Trustee and the Administrators are not personally liable to it for any amount distributable in respect of any Security or for any other liability in respect of any Security. This Section 2.9(c) does not limit the liability of the Property Trustee expressly set forth elsewhere in this Trust Agreement.

         (d) The Property Trustee shall not be liable for its own acts or omissions hereunder except as a result of its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Preferred Securities or the Common Securities, as applicable, relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

                  (iii) the Property Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Debentures and the Property Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its fiduciary accounts generally, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement;

                  (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor; and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Property Trustee pursuant to
         Section 2.8(c)(i) and except to the extent otherwise required by law;
         and

                  (v) the Property Trustee shall not be responsible for monitoring the compliance by the Administrators or the Sponsor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for any default or misconduct of the Administrators or the Sponsor.

         SECTION 2.10. CERTAIN RIGHTS OF PROPERTY TRUSTEE. Subject to the provisions of Section 2.9:

         (a) the Property Trustee may conclusively rely and shall fully be protected in acting, or refraining from acting, in good faith upon any resolution, opinion of counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

         (b) if (i) in performing its duties under this Trust Agreement, the Property Trustee is required to decide between alternative courses of action, (ii) in construing any of the provisions of this Trust Agreement, the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Holders of Preferred Securities are entitled to vote under the terms of this Trust Agreement, the Property Trustee may deliver a notice to the Sponsor requesting the Sponsor's written instructions as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing, in which event the Property Trustee shall have no liability except for its own negligence or willful misconduct;

         (c) any direction or act of the Sponsor or the Administrators contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers' Certificate;

         (d) whenever in the administration of this Trust Agreement, the Property Trustee shall deem it desirable that a matter be proved or established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may request and conclusively rely upon an Officers' Certificate as to factual matters which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrators;

         (e) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

         (f) the Property Trustee may consult with counsel of its selection (which counsel may be counsel to the Sponsor or any of its Affiliates) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

         (g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Holders pursuant to this Trust Agreement, unless such Holders shall have offered to the Property Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; provided, that nothing contained in this Section 2.10(g) shall be taken to relieve the Property Trustee, subject to Section 2.9(b), upon the occurrence of an Event of Default, to exercise such of the rights and powers vested in it by this Trust Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs; provided, further, that nothing in this Section 2.10(g) shall prevent the Property Trustee from exercising its rights under Section 4.3;

         (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

         (i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of or for the supervision of, any such agent or attorney appointed with due care by it hereunder;

         (j) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Preferred Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Preferred Securities as would be entitled to direct the Property Trustee under the terms of the Preferred Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in acting in accordance with such instructions;

         (k) except as otherwise expressly provided in this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement;

         (l) when the Property Trustee incurs expenses or renders services in connection with a Bankruptcy Event, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally;

         (m) the Property Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Property Trustee obtains actual knowledge of such event or the Property Trustee receives written notice of such event from any Holder, the Sponsor or the Debenture Trustee;

         (n) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Trust Agreement, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action; and

         (o) no provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

         SECTION 2.11. EXECUTION OF DOCUMENTS. Unless otherwise required by the Statutory Trust Act, the Property Trustee, or any one or more of the Administrators, as the case may be, is authorized to execute on behalf of the Trust any documents that the Property Trustee or the Administrators, as the case may be, have the power and authority to execute pursuant to Section 2.6.

         SECTION 2.12. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained in this Trust Agreement and the Securities shall be taken as the statements of the Sponsor, and the Property Trustee does not assume any responsibility for their correctness. The Property Trustee makes no representations as to the value or condition of the property of the Trust or any part thereof. The Property Trustee makes no representations as to the validity or sufficiency of this Trust Agreement, the Debentures or the Securities.

         SECTION 2.13. DURATION OF TRUST. The Trust, unless earlier dissolved pursuant to the provisions of Article VII hereof, shall be in existence for 35 years from the Closing Date.

         SECTION 2.14. MERGERS.

         (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 2.14(b) and (c) and except in connection with the liquidation of the Trust and the distribution of the Debentures to Holders of Securities pursuant to Section 7.1(a)(iv) of the Trust Agreement or Section 4 of Annex I.

         (b) The Trust may, with the consent of the Property Trustee and without the consent of the Holders of the Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any state; provided that:

                  (i) if the Trust is not the surviving entity, such successor entity (the "Successor Entity") either:

                           (A) expressly assumes all of the obligations of the Trust under the Securities; or

                           (B) substitutes for the Securities other securities
                  having substantially the same terms as the Securities (the "Successor Securities") so that the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon Liquidation, redemption and otherwise;

                  (ii) the Sponsor expressly appoints a trustee of the Successor Entity that possesses substantially the same powers and duties as the Property Trustee as the Holder of the Debentures;

                  (iii) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect;

                  (iv) the Property Trustee receives written confirmation from a nationally recognized statistical rating organization that rates securities issued by the initial purchaser of the Preferred Securities that it will not reduce or withdraw the rating of any such securities because of such merger, conversion, consolidation, amalgamation or replacement;

                  (v) such Successor Entity has a purpose substantially identical to that of the Trust;

                  (vi) prior to such merger, consolidation, amalgamation or replacement, the Trust has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                           (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect;

                           (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                           (C) following such merger, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a "grantor trust" for United States federal income tax purposes;

                  (vii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Guarantee;

                  (viii) the Sponsor owns 100% of the common securities of any Successor Entity; and

                  (ix) prior to such merger, consolidation, amalgamation or replacement, the Property Trustee shall have received an Officers' Certificate of the Administrators and an opinion of counsel, each to the effect that all conditions precedent under this Section 2.14(b) to such transaction have been satisfied.

         (c) Notwithstanding Section 2.14(b), the Trust shall not, except with the consent of Holders of 100% in aggregate liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                  ARTICLE III

                                    SPONSOR

         SECTION 3.1. SPONSOR'S PURCHASE OF COMMON SECURITIES. On the Closing Date, the Sponsor will purchase all of the Common Securities issued by the Trust in an amount at least equal to 3% of the capital of the Trust, at the same time as the Preferred Securities are sold.

         SECTION 3.2. RESPONSIBILITIES OF THE SPONSOR. In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in, or direct the Administrators to engage in, the following activities:

         (a) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States; and

         (b) to negotiate the terms of and/or execute on behalf of the Trust, the Purchase Agreement and other related agreements providing for the sale of the Preferred Securities.

         SECTION 3.3. EXPENSES. Subject to the Fee Letter, in connection with the offering, sale and issuance of the Debentures to the Trust and in connection with the sale of the Securities by the Trust, the Sponsor, in its capacity as Debenture Issuer, shall:

         (a) pay all reasonable costs and expenses relating to the offering, sale and issuance of the Debentures, including compensation of the Debenture Trustee under the Indenture in accordance with the provisions of the Indenture;

         (b) be responsible for and shall pay all debts and obligations (other than with respect to the Securities) and all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization, maintenance and dissolution of the Trust) and the offering, sale and issuance of the Securities, the reasonable fees and expenses (including reasonable counsel fees and expenses) of the Property Trustee, the Delaware Trustee and the Administrators and the costs and expenses relating to the operation of the Trust, including, without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, Paying Agents, Registrars, duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets and the enforcement by the Property Trustee of the rights of the Holders; and

         (c) pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

         The Sponsor's obligations under this Section 3.3 shall be for the benefit of, and shall be enforceable by, any Person to whom such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Sponsor's obligations under this Section 3.3 directly against the Sponsor and the Sponsor irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Sponsor. The Sponsor agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 3.3.

         SECTION 3.4. RIGHT TO PROCEED. The Sponsor acknowledges the rights of Holders to institute a Direct Action as set forth in Section 2.8(d) hereto.

                                   ARTICLE IV

              PROPERTY TRUSTEE, DELAWARE TRUSTEE AND ADMINISTRATORS

         SECTION 4.1. PROPERTY TRUSTEE; ELIGIBILITY.

         (a)      There shall at all times be one Property Trustee which shall:

                  (i)      not be an Affiliate of the Sponsor;

                  (ii) not offer or provide credit or credit enhancement to the Trust; and

                  (iii) be a banking corporation or trust company organized and doing business under the laws of the United States of America or any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000.00), and subject to supervision or examination by Federal, state, or District of Columbia authority. If such corporation or trust company publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 4.1(a)(iii), the combined capital and surplus of such corporation or trust company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 4.1(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 4.3(a).

         (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act of 1939, as amended, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to this Trust Agreement.

         (d)      The initial Property Trustee shall be JPMorgan Chase Bank.

         SECTION 4.1A DELAWARE TRUSTEE REQUIRED.

         (a) If required by the Statutory Trust Act, there shall at all times be a Delaware Trustee with respect to the Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity that has its principal place of business in the State of Delaware, otherwise meets the requirements of applicable Delaware law and shall act through one or more persons authorized to bind such entity. If at any time the Delaware Trustee shall cease to be eligible in accordance with the provisions of this Section 4.1A, it shall resign immediately in the manner and with the effect hereinafter specified in this Article IV.

         (b) The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrators set forth herein. The Delaware Trustee shall be one of the trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Statutory Trust Act and for taking such actions as are required to be taken by a Delaware trustee under the Statutory Trust Act. The duties (including fiduciary duties), liabilities and obligations of the Delaware Trustee shall be limited to
(a) accepting legal process served on the Trust in the State of Delaware and (b) the execution of any certificates required to be filed with the Secretary of State of the State of Delaware that the Delaware Trustee is required to execute under Section 3811 of the Statutory Trust Act and there shall be no other duties (including fiduciary duties) or obligations, express or implied, at law or in equity, of the Delaware Trustee. The Delaware Trustee shall have all rights, privileges and immunities of the Property Trustee.

         SECTION 4.2. ADMINISTRATORS. Each Administrator shall be a U.S. Person, 21 years of age or older and authorized to bind the Sponsor. The initial Administrators shall be John Sokol, Si Sokol and Sally Cress. There shall at all times be at least one Administrator. Except where a requirement for action by a specific number of Administrators is expressly set forth in this Trust Agreement and except with respect to any action the taking of which is the subject of a meeting of the Administrators, any action required or permitted to be taken by the Administrators may be taken by, and any power of the Administrators may be exercised by, or with the consent of, any one such Administrator.

         SECTION 4.3. APPOINTMENT, REMOVAL AND RESIGNATION OF PROPERTY TRUSTEE AND ADMINISTRATORS.

         (a) Notwithstanding anything to the contrary in this Trust Agreement, no resignation or removal of the Property Trustee and no appointment of a Successor Property Trustee pursuant to this Article shall become effective until the acceptance of appointment by the Successor Property Trustee in accordance with the applicable requirements of this Section 4.3.

         Subject to the immediately preceding paragraph, the Property Trustee may resign at any time by giving written notice thereof to the Sponsor. Upon the resignation of the Property Trustee, the Holders of the Common Securities shall appoint a successor meeting the eligibility requirements (the "Successor Property Trustee"). If the instrument of acceptance by the Successor Property Trustee required by this Section 4.3 shall not have been delivered to the Property Trustee within 60 days after the giving of such notice of resignation or delivery of the instrument of removal, the Property Trustee may petition, at the expense of the Trust, any Federal, state or District of Columbia court of competent jurisdiction for the appointment of a Successor Property Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee. The Property Trustee shall have no liability for the selection of such successor pursuant to this Section 4.3.

         The Property Trustee may be removed by the act of the Holders of a Majority in liquidation amount of the Preferred Securities, delivered to the Property Trustee (in its individual capacity and on behalf of the Trust) if an Event of Default shall have occurred and be continuing. If the Property Trustee shall be so removed, the Holders of Preferred Securities, by act of the Holders of a Majority in liquidation amount of the Preferred Securities then outstanding delivered to the Property Trustee, shall promptly appoint a Successor Property Trustee, and such Successor Property Trustee shall comply with the applicable requirements of this Section 4.3. If no Successor Property Trustee shall have been so appointed by the Holders of a Majority in liquidation amount of the Preferred Securities and accepted appointment in the manner required by this
Section 4.3, within 30 days after delivery of an instrument of removal, any Holder who has been a Holder of the Securities for at least 6 months may, on behalf of himself and all others similarly situated, petition any Federal, state or District of Columbia court of competent jurisdiction for the appointment of the Successor Property Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee.

         The Property Trustee shall give notice of its resignation to the Sponsor and the Successor Property Trustee shall give notice of a removal and each appointment of a Successor Property Trustee to all Holders in the manner provided in Section 13.1(d) and shall give notice to the Sponsor. Each notice shall include the name of the Successor Property Trustee and the address of its Corporate Trust Office.

         (b) In case of the appointment hereunder of a Successor Property Trustee, the retiring Property Trustee and the Successor Property Trustee shall execute and deliver an amendment hereto wherein the Successor Property Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the Successor Property Trustee all the rights, powers, trusts and duties of the retiring Property Trustee with respect to the Securities and the Trust and (ii) shall add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the Trust by more than one Property Trustee, it being understood that nothing herein or in such amendment shall constitute such Property Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Property Trustee shall become effective to the extent provided therein and each Successor Property Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Property Trustee; but, on request of the Trust or any Successor Property Trustee such retiring Property Trustee shall duly assign, transfer and deliver to such Successor Property Trustee all Trust Property, all proceeds thereof and money held by such retiring Property Trustee hereunder with respect to the Securities and the Trust.

         (c) No Property Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee.

         (d) The Holders of the Preferred Securities will have no right to vote to appoint, remove or replace the Administrators, which voting rights are hereby vested exclusively in the Holder of the Common Securities.

         SECTION 4.4. PROPERTY TRUSTEE VACANCIES. If the Property Trustee ceases to hold office for any reason a vacancy shall occur. A resolution certifying the existence of such vacancy by the Property Trustee, the Delaware Trustee or any Administrator shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a trustee appointed in accordance with Section 4.3.

         SECTION 4.5. EFFECT OF VACANCIES. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of the Property Trustee, the Delaware Trustee or any Administrator shall not operate to dissolve, terminate or annul the Trust or terminate this Trust Agreement.

         SECTION 4.6. MEETINGS OF THE PROPERTY TRUSTEE AND THE ADMINISTRATORS. Meetings of the Administrators shall be held from time to time upon the call of an Administrator. Regular meetings of the Administrators may be held in person in the United States or by telephone, at a place (if applicable) and time fixed by resolution of the Administrators. Notice of any in-person meetings of the Property Trustee with the Administrators or meetings of the Administrators shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Property Trustee with the Administrators or meetings of the Administrators or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of the Property Trustee or an Administrator, as the case may be, at a meeting shall constitute a waiver of notice of such meeting except where the Property Trustee or an Administrator, as the case may be, attends a meeting for the express purpose of objecting to the transaction of any activity on the grounds that the meeting has not been lawfully called or convened. Unless provided otherwise in this Trust Agreement, any action of the Property Trustee or the Administrators, as the case may be, may be taken at a meeting by vote of the Property Trustee or a majority vote of the Administrators present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Property Trustee or the Administrators. Meetings of the Property Trustee and the Administrators together shall be held from time to time upon the call of the Property Trustee or an Administrator.

         SECTION 4.7. DELEGATION OF POWER.

         (a) Any Administrator may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 that is a U.S. Person his or her power for the purpose of executing any documents contemplated in Section 2.6; and

         (b) the Administrators shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrators or otherwise as the Administrators may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

         SECTION 4.8. CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any Person into which the Property Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee shall be the successor of the Property Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         SECTION 4.9. DELAWARE TRUSTEE. The provisions of this Article IV governing the appointment, removal and resignation and vacancies of the Property Trustee shall apply to the Delaware Trustee, so long as one is required. Upon the appointment of a successor Delaware Trustee, such successor shall file a certificate of amendment to the certificate of trust in accordance with Section 3810 of the Statutory Trust Act.

                                   ARTICLE V

                                  DISTRIBUTIONS

         SECTION 5.1. DISTRIBUTIONS. Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of Interest or any principal on the Debentures held by the Property Trustee, the Paying Agent shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of such amounts to Holders.

                                   ARTICLE VI

                             ISSUANCE OF SECURITIES

         SECTION 6.1. GENERAL PROVISIONS REGARDING SECURITIES.

         (a) The Administrators shall, on behalf of the Trust, issue one series of preferred securities substantially in the form of Exhibit A-1 representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I and one series of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I. The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities. The Preferred Securities rank pari passu to, and payment thereon shall be made Pro Rata with, the Common Securities except that, where an Event of Default has occurred and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities as set forth in Annex I.

         (b) The Certificates shall be signed on behalf of the Trust by one or more Administrators. Such signature shall be the facsimile or manual signature of any Administrator. In case any Administrator of the Trust who shall have signed any of the Securities shall cease to be such Administrator before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrator, and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be an Administrator of the Trust, although at the date of the execution and delivery of the Trust Agreement any such person was not such an Administrator. A Preferred Security Certificate shall not be valid until authenticated by the facsimile or manual signature of an authorized signatory of the Property Trustee. Such signature shall be conclusive evidence that the Preferred Security Certificate has been authenticated under this Trust Agreement. Upon written order of the Trust signed by at least one Administrator, the Property Trustee shall authenticate the Preferred Securities Certificate for original issue. The Property Trustee may appoint an authenticating agent that is a U.S. Person acceptable to the Trust to authenticate the Preferred Securities Certificate. A Common Security Certificate need not be so authenticated.

         (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

         (d) Upon issuance of the Securities as provided in this Trust Agreement, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

         (e) Every Person, by virtue of having become a Holder in accordance with the terms of this Trust Agreement, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Trust Agreement and the Guarantee.

         SECTION 6.2. REGISTRAR AND PAYING AGENT.

         (a) The Property Trustee shall keep or cause to be kept, at the Corporate Trust Office, a register or registers (the "Register") in which the registrar and transfer agent with respect to the Trust Securities (the "Registrar"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Preferred Securities Certificates and Common Securities Certificates and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. The Person acting as the Property Trustee shall at all times also be the Registrar. The provisions of Article IX shall apply to the Property Trustee in its role as Registrar.

         (b) Subject to Section 6.2(d), upon surrender for registration of transfer of any Preferred Securities Certificate at the office or agency maintained pursuant to Section 6.2(f), the Administrators or any one of them shall execute by manual or facsimile signature and deliver to the Property Trustee, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities Certificates in authorized denominations of a like aggregate Liquidation Amount as may be required by this Trust Agreement dated the date of execution by such Administrator or Trustee. At the option of a Holder, Preferred Securities Certificates may be exchanged for other Preferred Securities Certificates in authorized denominations and of a like aggregate Liquidation Amount upon surrender of the Preferred Securities Certificate to be exchanged at the office or agency maintained pursuant to Section 6.2(f). Whenever any Preferred Securities Certificates are so surrendered for exchange, the Administrators or any one of them shall execute by manual or facsimile signature and deliver to the Property Trustee, and the Property Trustee shall authenticate and deliver, the Preferred Securities Certificates that the Holder making the exchange is entitled to receive.

         (c) The Registrar shall not be required, (i) to issue, register the transfer of or exchange any Preferred Security during a period beginning at the opening of business fifteen (15) days before the day of selection for redemption of such Preferred Securities pursuant to Annex I and ending at the close of business on the day of mailing of the notice of redemption or (ii) to register the transfer of or exchange any Preferred Security so selected for redemption in whole or in part, except, in the case of any such Preferred Security to be redeemed in part, any portion thereof not to be redeemed.

         (d) Every Preferred Securities Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing and (i) if such Preferred Securities Certificate is being transferred to a QIB, accompanied by a certificate of the transferor substantially in the form set forth as Exhibit E hereto or (ii) if such Preferred Securities Certificate is being transferred otherwise than to a QIB, accompanied by a certificate of the transferee substantially in the form set forth as Exhibit F hereto.

         (e) No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Property Trustee on behalf of the Trust may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

         (f) The Administrators shall designate an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer or exchange. The Administrators initially designate the Corporate Trust Office of the Property Trustee as its office and agency for such purposes. The Administrators shall give prompt written notice to the Property Trustee and to the Holders of any change in the location of any such office or agency.

         (g) The Paying Agent shall initially be the Property Trustee. The Paying Agent shall make Distributions to Holders from the Property Account and shall report the amounts of such Distributions to the Property Trustee and the Administrators. Any Paying Agent shall have the revocable power to withdraw funds from the Property Account solely for the purpose of making the Distributions referred to above. The Administrators may revoke such power and remove the Paying Agent in their sole discretion. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon thirty (30) days' written notice to the Administrators and the Property Trustee. If the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrators shall appoint a successor (which shall be a bank or trust company) to act as Paying Agent. Such successor Paying Agent appointed by the Administrators shall execute and deliver to the Trustees an instrument in which such successor Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Article IX shall apply to the Property Trustee also in its role as Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other Paying Agent appointed hereunder. Any reference in this Trust Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         SECTION 6.3. FORM AND DATING. The Preferred Securities Certificates and the Property Trustee's certificate of authentication thereon shall be substantially in the form of Exhibit A-1, and the Common Securities Certificates shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Trust Agreement. Certificates may be typed, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrators, as conclusively evidenced by one or more of their execution thereof. The Securities may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Sponsor). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing. Each Preferred Security Certificate shall be dated on or before the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Trust Agreement and to the extent applicable, the Property Trustee, the Administrators and the Sponsor, by their execution and delivery of this Trust Agreement, expressly agree to such terms and provisions and to be bound thereby. Preferred Securities will be issued only in blocks having a stated liquidation amount of not less than $100,000.00 and any multiple of $1,000.00 in excess thereof.

         The Preferred Securities are being offered and sold by the Trust pursuant to the Purchase Agreement in definitive, registered form without coupons and with the Restricted Securities Legend.

         SECTION 6.4. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

         If:

         (a) any mutilated Certificates should be surrendered to the Registrar, or if the Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate; and

         (b) there shall be delivered to the Property Trustee such security or indemnity as may be required by it to keep the Registrar, the Administrators and the Property Trustee harmless;

then, in the absence of notice that such Certificate shall have been acquired by a protected purchaser, an Administrator on behalf of the Trust shall execute (and in the case of a Preferred Security Certificate, the Property Trustee shall authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 6.4, the Registrar or the Administrators may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         SECTION 6.5. TEMPORARY SECURITIES. Until definitive Securities are ready for delivery, the Administrators may prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate, temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Administrators consider appropriate for temporary Securities. Without unreasonable delay, the Administrators shall prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate, definitive Securities in exchange for temporary Securities.

         SECTION 6.6. CANCELLATION. The Administrators at any time may deliver Securities to the Property Trustee for cancellation. The Registrar shall forward to the Property Trustee any Securities surrendered to it for registration of transfer, redemption or payment. The Property Trustee shall promptly cancel all Securities surrendered for registration of transfer, payment, replacement or cancellation and shall retain such canceled Securities in accordance with its customary practices. The Administrators may not issue new Securities to replace Securities that have been paid or that have been delivered to the Property Trustee for cancellation.

         SECTION 6.7. RIGHTS OF HOLDERS; WAIVERS OF PAST DEFAULTS.

         (a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.5, and the Holders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Securities and the Holders thereof shall have no preemptive or similar rights.

         (b) For so long as any Preferred Securities remain outstanding, if upon an Indenture Event of Default, the Debenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Debentures fail to declare the principal of all of the Debentures to be immediately due and payable, the Holders of a Majority in liquidation amount of the Preferred Securities then outstanding shall have the right to make such declaration by a notice in writing to the Property Trustee, the Sponsor and the Debenture Trustee.

         At any time after a declaration of acceleration with respect to the Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Debenture Trustee as provided in the Indenture, if the Property Trustee fails to annul any such Trust Agreement and waive such default, the Holders of a Majority in liquidation amount of the Preferred Securities, by written notice to the Property Trustee, the Sponsor and the Debenture Trustee, may rescind and annul such Trust Agreement and its consequences if:

                  (i) the Debenture Issuer has paid or deposited with the Debenture Trustee a sum sufficient to pay

                           (A) all overdue installments of interest on all of the Debentures,

                           (B) any accrued Additional Interest on all of the Debentures,

                           (C) the principal of (and premium, if any, on) any Debentures that have become due otherwise than by such declaration of acceleration and interest and Additional Interest thereon at the rate borne by the Debentures, and

                           (D) all sums paid or advanced by the Debenture Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Debenture Trustee and the Property Trustee, their agents and counsel; and

                  (ii) all Events of Default with respect to the Debentures, other than the nonpayment of the principal of the Debentures that has become due solely by such acceleration, have been cured or waived as provided in Section 5.7 of the Indenture.

         The Holders of at least a Majority in liquidation amount of the Preferred Securities may, on behalf of the Holders of all the Preferred Securities, waive any past default or Event of Default, except a default or Event of Default in the payment of principal or interest (unless such default or Event of Default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debenture Trustee) or a default or Event of Default in respect of a covenant or provision that under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Debenture. No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of any part of the Preferred Securities, a record date shall be established for determining Holders of outstanding Preferred Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day that is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 6.7.

         (c)      Except as otherwise provided in paragraphs (a) and (b) of this
Section 6.7, the Holders of at least a Majority in liquidation amount of the Preferred Securities may, on behalf of the Holders of all the Preferred Securities, waive any past default or Event of Default and its consequences. Upon such waiver, any such default or Event of Default shall cease to exist, and any default or Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                                  ARTICLE VII

                      DISSOLUTION AND TERMINATION OF TRUST

         SECTION 7.1. DISSOLUTION AND TERMINATION OF TRUST.

         (a)      The Trust shall dissolve on the first to occur of:

                  (i) unless earlier dissolved, on September 30, 2038, the expiration of the term of the Trust;

                  (ii) upon a Bankruptcy Event with respect to the Sponsor, the Trust or the Debenture Issuer;

                  (iii) (other than in connection with a merger, consolidation or similar transaction not prohibited by the Indenture, this Trust Agreement or the Guarantee, as the case may be) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor, upon the consent of Holders of a Majority in liquidation amount of the Securities voting together as a single class to file a certificate of cancellation with respect to the Trust or upon the revocation of the charter of the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                  (iv) upon exercise of the right of the Holder of all of the outstanding Common Securities to dissolve the Trust as provided in Annex I hereto;

                  (v) upon the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor, the Trust or the Debenture Issuer;

                  (vi) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities; or

                  (vii) before the issuance of any Securities, with the consent of the Property Trustee and the Sponsor.

         (b) As soon as is practicable after the occurrence of an event referred to in Section 7.1(a), and after satisfaction of liabilities to creditors of the Trust as required by applicable law, including of the Statutory Trust Act, and subject to the terms set forth in Annex I, the Delaware Trustee shall, upon receipt of direction from the Administrators, terminate the Trust by filing a certificate of cancellation with the Secretary of the State of the State of Delaware and shall notify the Property Trustee in writing of such filing as soon as such filing has been made.

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

         (c) The provisions of Section 2.9 and Article IX shall survive the termination of the Trust.

                                  ARTICLE VIII

                              TRANSFER OF INTERESTS

         SECTION 8.1. GENERAL.

         (a) Subject to Section 8.1(c), where Preferred Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of Preferred Securities represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfer and exchanges, the Trust shall issue and the Property Trustee shall authenticate Preferred Securities Certificates at the Registrar's request.

         (b) Upon issuance of the Common Securities, the Sponsor shall acquire and retain beneficial and record ownership of the Common Securities and for so long as the Securities remain outstanding, the Sponsor shall maintain 100% ownership of the Common Securities; provided, however, that any permitted successor of the Sponsor, in its capacity as Debenture Issuer, under the Indenture that is a U.S. Person may succeed to the Sponsor's ownership of the Common Securities.

         (c) Preferred Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Trust Agreement and in the terms of the Securities. To the fullest extent permitted by applicable law, any transfer or purported transfer of any Security not made in accordance with this Trust Agreement shall be null and void and will be deemed to be of no legal effect whatsoever and any such transferee shall be deemed not to be the holder of such Preferred Securities for any purpose, including but not limited to the receipt of Distributions on such Preferred Securities, and such transferee shall be deemed to have no interest whatsoever in such Preferred Securities.

         (d) The Registrar shall provide for the registration of Securities and of transfers of Securities, which will be effected without charge but only upon payment (with such indemnity as the Registrar may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Registrar shall cause one or more new Securities of the same tenor to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Property Trustee pursuant to
Section 6.6. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Trust Agreement.

         (e) The Trust shall not be required (i) to issue, register the transfer of, or exchange any Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of the Securities to be redeemed, or (ii) to register the transfer or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         SECTION 8.2. TRANSFER PROCEDURES AND RESTRICTIONS.

         (a) The Preferred Securities shall bear the Restricted Securities Legend, which shall not be removed unless there is delivered to the Property Trustee and the Sponsor such satisfactory evidence, which may include an opinion of counsel, as may be reasonably required to ensure that neither the legend nor the restrictions on transfer set forth therein are required to comply with the provisions of the Securities Act. Upon provision of such satisfactory evidence, the Administrators shall execute and deliver to the Property Trustee and the Property Trustee shall authenticate and deliver, at the written direction of the Administrators, Preferred Securities that do not bear the legend.

         (b) Except as permitted by Section 8.2(a), each Preferred Security shall bear a legend (the "Restricted Securities Legend") in substantially the following form and a Preferred Security shall not be transferred except in compliance with such legend, unless otherwise determined by the Sponsor, upon the advice of counsel expert in securities law, in accordance with applicable law:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY ONLY (A) TO THE SPONSOR OR THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A IN ACCORDANCE WITH RULE 144A, (D) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT,
         (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN

         THE MEANING OF SUBPARAGRAPH (A) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS PREFERRED SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE SPONSOR'S AND THE TRUST'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE DECLARATION OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE SPONSOR OR THE TRUST. HEDGING TRANSACTIONS INVOLVING THIS SECURITY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THE SECURITIES OR ANY INTEREST THEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THE SECURITIES OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

                  THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000.00 AND MULTIPLES OF $1,000.00 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000.00 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER.

                  THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

         (c) To permit registrations of transfers and exchanges, the Administrators shall execute and the Property Trustee shall authenticate Preferred Securities at the Registrar's request.

         (d) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Registrar or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

         (e) All Preferred Securities issued upon any registration of transfer or exchange pursuant to the terms of this Trust Agreement shall evidence the same security and shall be entitled to the same benefits under this Trust Agreement as the Preferred Securities surrendered upon such registration of transfer or exchange.

         SECTION 8.3. DEEMED SECURITY HOLDERS. The Trust, the Administrators, the Property Trustee, the Paying Agent, or the Registrar may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust, the Administrators, the Property Trustee, the Paying Agent, or the Registrar shall have actual or other notice thereof.

                                   ARTICLE IX

                           LIMITATION OF LIABILITY OF
                HOLDERS OF SECURITIES, PROPERTY TRUSTEE OR OTHERS

         SECTION 9.1. LIABILITY.

         (a) Except as expressly set forth in this Trust Agreement, the Guarantee and the terms of the Securities, the Sponsor shall not be:

                  (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; or

                  (ii) required to pay to the Trust or to any Holder of the Securities any deficit upon dissolution of the Trust or otherwise.

         (b) Pursuant to the Statutory Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         SECTION 9.2. EXCULPATION.

         (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Trust Agreement or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

         (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and, if selected by such Indemnified Person, has been selected by such Indemnified Person with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

         SECTION  9.3. FIDUCIARY DUTY.

         (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Trust Agreement shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of the Indemnified Person.

         (b) Whenever in this Trust Agreement an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Trust Agreement or by applicable law.

         SECTION  9.4. INDEMNITY.

         (a) The Sponsor agrees to the fullest extent permitted by applicable law, to indemnify and hold harmless each Indemnified Person from and against any loss, damage, liability, tax (other than income, franchise or other taxes imposed on amounts paid pursuant to Section 3.3 or 9.6 hereof), penalty, expense or claim of any kind or nature whatsoever incurred without negligence (or, in the case of the Delaware Trustee, gross negligence), bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the Trust hereunder, including the advancement of funds to cover the cost and expenses of defending itself against any claims or liability in connection with the exercise or performance of any of its powers or its duties hereunder; provided, however, that the Sponsor shall have no such obligation to make any such advancement unless it receives an undertaking, by or on behalf of such Indemnified Person, to repay such amount if it is determined that such Indemnified Person is not entitled to be indemnified pursuant to this
Section 9.4.

         (b) The Trust shall have no payment, reimbursement or indemnity obligations to any Indemnified Person under this Section 9.4 or Section 3.3 or
9.6 hereof. The provisions of this Section 9.4 shall survive the termination of this Trust Agreement and the earlier removal or resignation of any Trustee.

         (c) No Indemnified Person may claim any Lien on any Trust Property whether before or after termination of the Trust as a result of any amount due pursuant to this Section 9.4.

         (d) In no event shall the Property Trustee and the Delaware Trustee be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its reasonable control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, embargo, government action, including any laws, ordinances, regulations, governmental action or the like which delay, restrict or prohibit the providing of the services contemplated by this Trust Agreement.

         (e) The Sponsor or the Trust may purchase and maintain insurance on behalf of any Person who is or was an Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this
Section 9.4.

         (f) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.4 shall, unless otherwise provided when authorized or ratified, (i) continue as to a Person who has ceased to be an Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person; and (ii) survive the termination or expiration of this Trust Agreement or the earlier removal or resignation of an Indemnified Person.

         SECTION 9.5. OUTSIDE BUSINESSES. Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee (subject to Section 4.1(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. None of any Covered Person, the Sponsor, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

         SECTION 9.6. COMPENSATION; FEE. Subject to the Fee Letter, the Sponsor agrees:

         (a) to pay to the Property Trustee and the Delaware Trustee from time to time such compensation for all services rendered by it hereunder as the parties shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

         (b) except as otherwise expressly provided herein, to reimburse the Property Trustee and the Delaware Trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Property Trustee or the Delaware Trustee in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of their respective agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence (or, in the case of the Delaware Trustee, its gross negligence), bad faith or willful misconduct.

         The provisions of this Section 9.6 shall survive the dissolution of the Trust and the termination of this Trust Agreement and the removal or resignation of the Property Trustee and the Delaware Trustee.

         No Trustee may claim any lien or charge on any property of the Trust as a result of any amount due pursuant to this Section 9.6.

                                   ARTICLE X

                                   ACCOUNTING

         SECTION 10.1. FISCAL YEAR. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

         SECTION 10.2. CERTAIN ACCOUNTING MATTERS.

         (a) At all times during the existence of the Trust, the Administrators shall keep, or cause to be kept at the principal office of the Trust in the United States, as defined for purposes of Treasury Regulations section 301.7701-7, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained, at the Sponsor's expense, in accordance with generally accepted accounting principles, consistently applied. The books of account and the records of the Trust shall be examined by and reported upon (either separately or as part of the Sponsor's regularly prepared consolidated financial report) as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrators.

         (b) The Administrators shall cause to be duly prepared and delivered to each of the Holders of Securities Form 1099 or such other annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrators shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

         (c) The Administrators, at the Sponsor's expense, shall cause to be duly prepared at the principal office of the Trust in the United States, as defined for purposes of Treasury Regulations section 301.7701-7, and filed an annual United States federal income tax return on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrators on behalf of the Trust with any state or local taxing authority.

         SECTION 10.3. BANKING. The Trust shall maintain in the United States, as defined for purposes of Treasury Regulations section 301.7701-7, one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts (including the Property Account) shall be designated by the Property Trustee.

         SECTION 10.4. WITHHOLDING. The Property Trustee or any Paying Agent and the Administrators shall comply with all withholding requirements under United States federal, state and local law. The Property Trustee or any Paying Agent shall request, and each Holder shall provide to the Property Trustee or any Paying Agent, such forms or certificates as are necessary to establish an exemption from withholding with respect to the Holder, and any representations and forms as shall reasonably be requested by the Property Trustee or any Paying Agent to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrators shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Property Trustee or any Paying Agent is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Property Trustee or any Paying Agent may reduce subsequent Distributions by the amount of such withholding.

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

                                   ARTICLE XI

                             AMENDMENTS AND MEETINGS

         SECTION 11.1. AMENDMENTS.

         (a) Except as otherwise provided in this Trust Agreement or by any applicable terms of the Securities, this Trust Agreement may only be amended by a written instrument approved and executed by the Property Trustee.

         (b) Notwithstanding any other provision of this Article XI, an amendment may be made, and any such purported amendment shall be valid and effective only if:

                  (i)      the Property Trustee shall have first received

                           (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Trust Agreement (including the terms of the Securities); and

                           (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Trust Agreement (including the terms of the Securities); and

                  (ii)     the result of such amendment would not be to

                           (A) cause the Trust to cease to be classified for purposes of United States federal income taxation as a grantor trust; or

                           (B) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

         (c) Except as provided in Sections 4.3(b), 11.1(d), (e) or (h), no amendment shall be made, and any such purported amendment shall be void and ineffective unless the Holders of a Majority in liquidation amount of the Preferred Securities shall have consented to such amendment.

         (d) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Holder, this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Securities as of a specified date or change any conversion or exchange provisions or (ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such date.

         (e) Section 8.1(b) and 8.1(c) and this Section 11.1 shall not be amended without the consent of all of the Holders of the Securities.

         (f) Article III shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

         (g)      The rights of the Holders of the Preferred Securities under
Article IV to appoint and remove the Property Trustee shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Preferred Securities.

         (h) Subject to Sections 11.1(b)-(g), this Trust Agreement may be amended by the Property Trustee and the Holders of a Majority in liquidation amount of the Common Securities without the consent of the Holders of the Preferred Securities to:

                  (i)      cure any ambiguity;

                  (ii) correct or supplement any provision in this Trust Agreement that may be defective or inconsistent with any other provision of this Trust Agreement;

                  (iii) add to the covenants, restrictions or obligations of the Sponsor; or

                  (iv) modify, eliminate or add to any provision of this Trust Agreement to such extent as may be necessary to ensure that the Trust will be classified for United States federal income tax purposes at all times as a grantor trust and will not be required to register as an "investment company" under the Investment Company Act (including without limitation to conform to any change in Rule 3a-5, Rule 3a-7 or any other applicable rule under the Investment Company Act or written change in interpretation or application thereof by any legislative body, court, government agency or regulatory authority) which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders of Securities;

         provided, however, that no such modification, elimination or addition referred to in clauses (i), (ii) or (iii) shall adversely affect in any material respect the powers, preferences or special rights of Holders of Preferred Securities.

         (i) No amendment or modification to this Trust Agreement that affects the rights, duties, liabilities or indemnities of the Delaware Trustee hereunder shall be permitted without the prior written consent of the Delaware Trustee.

         SECTION 11.2. MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY WRITTEN CONSENT.

         (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrators (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Trust Agreement or the terms of the Securities. The Administrators shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 25% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Administrators one or more calls in a writing stating that the signing Holders of the Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of the Securities calling a meeting shall specify in writing the Certificates held by the Holders of the Securities exercising the right to call a meeting and only those Securities represented by such Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

         (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of the
Securities:

                  (i) notice of any such meeting shall be given to all the Holders of the Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of the Securities is permitted or required under this Trust Agreement, such vote, consent or approval may be given at a meeting of the Holders of the Securities. Any action that may be taken at a meeting of the Holders of the Securities may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the Holders of the Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of the Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of the Securities entitled to vote who have not consented in writing. The Administrators may specify that any written ballot submitted to the Holders of the Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrators;

                  (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of the Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation; each meeting of the Holders of the Securities shall be conducted by the Administrators or by such other Person that the Administrators may designate; and

                  (iii) unless the Statutory Trust Act, this Trust Agreement, or the terms of the Securities otherwise provides, the Administrators, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of the Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote; provided, however, that each meeting shall be conducted in the United States (as that term is defined in Treasury Regulations section 301.7701-7).

                                  ARTICLE XII

                       REPRESENTATIONS OF PROPERTY TRUSTEE

         SECTION 12.1. REPRESENTATIONS AND WARRANTIES OF PROPERTY TRUSTEE. The initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Trust Agreement, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee, that:

         (a) the Property Trustee is a New York banking corporation with trust powers, duly organized and validly existing under the laws of the State of New York with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Trust Agreement;

         (b) the execution, delivery and performance by the Property Trustee of this Trust Agreement have been duly authorized by all necessary corporate action on the part of the Property Trustee. This Trust Agreement has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law);

         (c) the execution, delivery and performance of this Trust Agreement by the Property Trustee do not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

         (d) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Property Trustee of this Trust Agreement.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         SECTION 13.1. NOTICES. All notices provided for in this Trust Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied (which telecopy shall be followed by notice delivered or mailed by first class mail) or mailed by first class mail, as follows:

         (a) if given to the Trust in care of the Administrators at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                  BIC Statutory Trust II
                  c/o Bancinsurance Corporation
                  250 East Broad Street, 10th Floor
                  Columbus, Ohio 43215
                  Attention: John S. Sokol
                  Telecopy: 614-228-5552

                  with a copy to the Property Trustee

         (b) if given to the Property Trustee, at the Property Trustee's mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                  JPMorgan Chase Bank
                  600 Travis, Suite 1150
                  Houston, Texas 77002
                  Attention: Institutional Trust Services
                  Telecopy: 713-577-5200

         (c) if given to the Delaware Trustee, at the Delaware Trustee's mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

                  Chase Manhattan Bank USA, National Association
                  c/o JPMorgan Chase Bank
                  500 Stanton Christiana Road
                  Building 4 (3rd Floor)
                  Newark, Delaware 19713
                  Attention:  Corporate Trust Administration
                  Telecopy No.:  302-552-6280

         (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust):

                  Bancinsurance Corporation
                  250 East Broad Street, 10th Floor
                  Columbus, Ohio 43215
                  Attention: John S. Sokol
                  Telecopy: 614-228-5552

         (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

         SECTION 13.2. GOVERNING LAW. This Trust Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the law of the State of Delaware and all rights and remedies shall be governed by such laws without regard to the principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware; provided, however, that there shall not be applicable to the Trust, the Trustees or this Trust Agreement any provision of the laws (statutory or common) of the State of Delaware pertaining to trusts that relate to or regulate, in a manner inconsistent with the terms hereof (a) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (b) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (c) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (d) fees or other sums payable to trustees, officers, agents or employees of a trust, (e) the allocation of receipts and expenditures to income or principal, or (f) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets.

         SECTION 13.3. INTENTION OF THE PARTIES. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Trust Agreement shall be interpreted to further this intention of the parties.

         SECTION 13.4. HEADINGS. Headings contained in this Trust Agreement are inserted for convenience of reference only and do not affect the interpretation of this Trust Agreement or any provision hereof.

         SECTION 13.5. SUCCESSORS AND ASSIGNS. Whenever in this Trust Agreement any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Trust Agreement by the Sponsor and the Property Trustee shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

         SECTION 13.6. PARTIAL ENFORCEABILITY. If any provision of this Trust Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Trust Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

         SECTION 13.7. COUNTERPARTS. This Trust Agreement may contain more than one counterpart of the signature page and this Trust Agreement may be executed by the affixing of the signature of each of the Property Trustee, the Delaware Trustee and Administrators to any of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                     Signatures appear on the following page

         IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                                         JPMORGAN CHASE BANK, NOT IN ITS
                                         INDIVIDUAL CAPACITY BUT SOLELY AS
                                         PROPERTY TRUSTEE

                                         By: /s/Rebecca A. Newman
                                             -----------------------------------
                                             Name: Rebecca A. Newman
                                             Title: Vice President

                                         CHASE MANHATTAN BANK USA,
                                         NATIONAL ASSOCIATION, AS DELAWARE
                                         TRUSTEE

                                         By: /s/John J. Cashin
                                             -----------------------------------
                                             Name: John J. Cashin
                                             Title: Vice President

                                         BANCINSURANCE CORPORATION, AS
                                         SPONSOR

                                         By: /s/John Sokol
                                             -----------------------------------
                                             Name: John Sokol
                                             Title: President

                                             /s/John Sokol
                                         ---------------------------------------
                                         John Sokol, as Administrator

                                             /s/ Si Sokol
                                         ---------------------------------------
                                         Si Sokol as, Administrator

                                             /s/Sally Cress
                                         ---------------------------------------
                                         Sally Cress, as Administrator

                                     ANNEX I

                               TERMS OF SECURITIES

                  Pursuant to Section 6.1 of the Amended and Restated Declaration of Trust, dated as of September 30, 2003 (as amended from time to time, the "Trust Agreement"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Trust Agreement):

         1.       Designation and Number.

                  (a) 7,000 Floating Rate Preferred Securities of BIC Statutory Trust II (the "Trust"), with an aggregate stated liquidation amount with respect to the assets of the Trust of seven million dollars ($7,000,000) and a stated liquidation amount with respect to the assets of the Trust of $1,000.00 per Preferred Security, are hereby designated for the purposes of identification only as the "Preferred Securities". The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Trust Agreement, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

                  (b) 217 Floating Rate Common Securities of the Trust (the "Common Securities") with an aggregate stated liquidation amount with respect to the assets of the Trust of Two Hundred Seventeen Thousand Dollars ($217,000) and a stated liquidation amount of $1,000 per Common Security will be evidenced by Common Security Certificates substantially in the form of Exhibit A-2 to the Trust Agreement, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

         2.       Distributions.

                  (a) Distributions will be payable on each Security for the period beginning on (and including) September 30, 2003 and ending on (but excluding) December 31, 2003 and for each successive period beginning on (and including) December 31 2003, and each succeeding Distribution Payment Date and ending on (but excluding) the next succeeding Distribution Payment Date (each, a "Distribution Period") at a variable rate per annum equal to the 3-Month LIBOR, determined as described below, plus 4.05% (the "Coupon Rate"), applied to the stated liquidation amount thereof, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the applicable Coupon Rate (to the extent permitted by law). A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. In the event that any date on which a Distribution is payable on the Securities is not a Business Day, then payment of interest payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable. The amount of interest payable for any Distribution Period will be calculated by applying the Coupon Rate to the principal amount outstanding at the commencement of the Distribution Period and multiplying each such amount by the actual number of days in the Distribution Period concerned divided by 360. All percentages resulting from any calculations on the Preferred Securities will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% or ..09876545 being rounded to 9.87655% or .0987655, and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward)).

                  (b) Distributions on the Securities will be cumulative, will accrue from the date of original issuance, and will be payable, subject to extension of distribution payment periods as described herein, quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 2003 (each a "Distribution Payment Date") when, as and if available for payment. The Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures, so long as no Indenture Event of Default has occurred and is continuing, by deferring the payment of interest on the Debentures for up to 20 consecutive quarterly periods (each an "Extension Period") at any time and from time to time, subject to the conditions described below, although such interest would continue to accrue on the Debentures at the Coupon Rate compounded quarterly (to the extent permitted by law) during any Extension Period. No Extension Period may end on a date other than a Distribution Payment Date. At the end of any such Extension Period the Debenture Issuer shall pay all interest then accrued and unpaid on the Debentures (together with Additional Interest thereon); provided, however, that no Extension Period may extend beyond the Maturity Date and provided further, however, during any such Extension Period, the Debenture Issuer and its Affiliates shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Debenture Issuer's or its Affiliates' capital stock (other than payments of dividends or distributions to the Debenture Issuer) or make any guarantee payments with respect to the foregoing, or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Debenture Issuer or any Affiliate that rank pari passu in all respects with or junior in interest to the Debentures (other than, with respect to clauses (i) and (ii) above, (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Debenture Issuer in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Debenture Issuer (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period, (b) as a result of any reclassification, exchange or conversion of any class or series of the Debenture Issuer's capital stock (or any capital stock of a subsidiary of the Debenture Issuer) for any class or series of the Debenture Issuer's capital stock or of any class or series of the Debenture Issuer's indebtedness for any class or series of the Debenture Issuer's capital stock, (c) the purchase of fractional interests in shares of the Debenture Issuer's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, or pursuant to a merger, consolidation or other business combination, (d) any declaration of a dividend in connection with any stockholders' rights plan, or the issuance of rights, stock or other property under any stockholders' rights plan, or the redemption or repurchase of rights pursuant thereto, (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock and any cash payments in lieu of fractional shares issued in connection therewith, or
(f) payments under the Preferred Securities Guarantee). Prior to the termination of any Extension Period, the Debenture Issuer may further extend such period, provided that such period together with all such previous and further consecutive extensions thereof shall not exceed 20 consecutive quarterly periods, or extend beyond the Maturity Date. Upon the termination of any Extension Period and upon the payment of all accrued and unpaid interest and Additional Interest, the Debenture Issuer may commence a new Extension Period, subject to the foregoing requirements. No interest or Additional Interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates, to Holders of the Securities as they appear on the books and records of the Trust on the record date immediately preceding such date. Distributions on the Securities must be paid on the dates payable (after giving effect to any Extension Period) to the extent that the Trust has funds available for the payment of such distributions in the Property Account of the Trust. The Trust's funds available for Distribution to the Holders of the Securities will be limited to payments received from the Debenture Issuer. The payment of Distributions out of moneys held by the Trust is guaranteed by the Guarantor pursuant to and to the extent set forth in the Guarantee.

                  (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. The relevant record dates shall be 15 days before the relevant Distribution Payment Date. Distributions payable on any Securities that are not punctually paid on any Distribution Payment Date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, as the case may be, when due (taking into account any Extension Period), will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such payment date.

                  (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

         3. Liquidation Distribution Upon Dissolution. In the event of the voluntary or involuntary dissolution of the Trust (each a "Liquidation") other than in connection with a redemption of the Debentures or as described in
Section 7.1(a)(vii), the Holders of the Securities will be entitled to receive out of the assets of the Trust available for distribution to Holders of the Securities, after satisfaction of liabilities to creditors of the Trust (to the extent not satisfied by the Debenture Issuer), distributions equal to the lesser of (i) the aggregate of the stated liquidation amount of $1,000.00 per Security plus accrued and unpaid Distributions thereon to the date of payment, to the extent the Trust shall have funds available therefor, and (ii) the amount of assets of the Trust remaining available for distribution to Holders in liquidation of the Trust (such amount being, in either case, the "Liquidation Distribution"), unless in connection with such Liquidation, the Debentures in aggregate stated principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, and having the same record date as, such Securities, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with the Statutory Trust Act, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

         The Sponsor, as the Holder of all of the Common Securities, has the right at any time to dissolve the Trust (including, without limitation, upon the occurrence of a Special Event) and, after satisfaction of liabilities to creditors of the Trust, cause the Debentures to be distributed to the Holders of the Securities on a Pro Rata basis in accordance with the aggregate stated liquidation amount thereof.

         If a Liquidation of the Trust occurs as described in clause (i), (ii),
(iii), (iv) or (v) in Section 7.1(a) of the Trust Agreement, the Trust shall be liquidated by the Property Trustee as expeditiously as it determines to be possible by distributing, after satisfaction of liabilities to creditors of the Trust, to the Holders of the Securities, the Debentures on a Pro Rata basis to the extent not satisfied by the Debenture Issuer, unless such distribution is determined by the Property Trustee not to be practical, in which event such Holders will be entitled to receive out of the assets of the Trust available for distribution to the Holders, after satisfaction of liabilities of creditors of the Trust to the extent not satisfied by the Debenture Issuer, an amount equal to the Liquidation Distribution.

         If, upon any such Liquidation the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on such Preferred Securities shall be paid to the Holders of the Trust Securities on a Pro Rata basis, except that if an Event of Default has occurred and is continuing, the Preferred Securities shall have a preference over the Common Securities with regard to such distributions.

         After the date for any distribution of the Debentures upon dissolution of the Trust (i) the Securities of the Trust will be deemed to be no longer outstanding, (ii) upon surrender of a Holder's Securities certificate, such Holder of the Securities will receive a certificate representing the Debentures to be delivered upon such distribution, and (iii) any certificates representing the Securities still outstanding will be deemed to represent undivided beneficial interests in such of the Debentures as have an aggregate principal amount equal to the aggregate stated liquidation amount with an interest rate identical to the Coupon Rate of, and bearing accrued and unpaid interest equal to accrued and unpaid distributions on, the Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissuance (and until such certificates are so surrendered, no payments of interest or principal shall be made to Holders of Securities in respect of any payments due and payable under the Debentures;

provided, however that such failure to pay shall not be deemed to be an Event of Default and shall not entitle the Holder to the benefits of the Guarantee), and
(iv) all rights of Holders of Securities under the Trust Agreement shall cease, except the right of such Holders to receive Debentures upon surrender of certificates representing such Securities.

         4.       Redemption and Distribution.

                  (a) The Debentures will mature on September 30, 2033. The Debentures may be redeemed by the Debenture Issuer, in whole or in part at any time and from time to time on or after September 30, 2008, at the Optional Redemption Price. In addition, the Debentures may be redeemed by the Debenture Issuer at the Special Redemption Price, in whole but not in part, at any Distribution Payment Date, upon the occurrence and continuation of a Special Event within 120 days following the occurrence of such Special Event at the Special Redemption Price, upon not less than 45 nor more than 75 days' notice to holders of such Debentures so long as such Special Event is continuing.

         "3-Month LIBOR" means the London interbank offered interest rate for three-month, U.S. dollar deposits determined by the Calculation Agent in the following order of priority:

                  (1) On the second LIBOR Business Day (as defined below) prior to an Interest Payment Date (except with respect to the first interest payment period, such date shall be September 26, 2003) (each such day, a "LIBOR Determination Date"), LIBOR for any given security shall for the following interest payment period equal the rate, as obtained by the Calculation Agent from Bloomberg Financial Markets Commodities News, for 3- month Eurodollar deposits that appears on Dow Jones Telerate Page 3750 (as defined in the International Swaps and Derivatives Association, Inc. 1991 Interest Rate and Currency Exchange Definitions), or such other page as may replace such Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date.

                  (2) If, on any LIBOR Determination Date, such rate does not appear on Dow Jones Telerate Page 3750 or such other page as may replace such Page 3750, the Calculation Agent shall determine the arithmetic mean of the offered quotations of the Reference Banks (as defined below) to leading banks in the London interbank market for 3-month Eurodollar deposits in an amount determined by the Calculation Agent by reference to requests for quotations as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date made by the Calculation Agent to the Reference Banks. If, on any LIBOR Determination Date, at least two of the Reference Banks provide such quotations, LIBOR shall equal such arithmetic mean of such quotations. If, on any LIBOR Determination Date, only one or none of the Reference Banks provide such quotations, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that leading banks in the City of New York selected by the Calculation Agent are quoting on the relevant LIBOR Determination Date for 3-month Eurodollar deposits in an amount determined by the Calculation Agent by reference to the principal London offices of leading banks in the London interbank market; provided that, if the Calculation Agent is required but is unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR shall be LIBOR as determined on the previous LIBOR Determination Date.

                  (3) As used herein: "Reference Banks" means four major banks in the London interbank market selected by the Calculation Agent; and "LIBOR Business Day" means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London.

         (b) The Coupon Rate for any Distribution Period will at no time be higher than the maximum rate then permitted by New York law as the same may be modified by United States law.

         "Investment Company Event" means the receipt by the Debenture Issuer and the Trust of an opinion of counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or written change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Trust is or, within 90 days of the date of such opinion, will be considered an Investment Company that is required to be registered under the Investment Company Act which change or prospective change becomes effective or would become effective, as the case may be, on or after the date of the issuance of the Debentures.

         "Maturity Date" means September 30, 2033.

         "Optional Redemption Price" means 100% of the principal amount of the Debentures being redeemed, plus accrued and unpaid interest on such Debentures to the Redemption Date.

         "Redemption Date" shall mean the date fixed for the redemption of Preferred Securities, which shall be on any March 31, June 30, September 30 or December 31, on or after September 30, 2008.

         "Special Event" means a Tax Event or an Investment Company Event.

         "Special Redemption Date" means a date on which a Special Event redemption occurs, which shall be on any March 31, June 30, September 30 or December 31 within 120 days following the occurrence of a Special Event.

         "Special Redemption Price" means (1) 107.5% of the principal amount of the Debentures being redeemed on a Special Redemption Date that occurs before September 30, 2008 and (ii) 100% of the principal amount of the Debentures being redeemed on a Special Redemption Date that occurs on September 30, 2008 or after, plus, in each case, accrued and unpaid interest on such Debentures to the Special Redemption Date.

         "Tax Event" means the receipt by the Debenture Issuer and the Trust of an opinion of counsel experienced in such matters to the effect that, as a result of any amendment to or change (including any announced prospective change) in the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement (including any private letter ruling, technical advice memorandum, field service advice, regulatory procedure, notice or announcement including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action")) or judicial decision interpreting or applying such laws or regulations, regardless of whether such Administrative Action or judicial decision is issued to or in connection with a proceeding involving the Debenture Issuer or the Trust and whether or not subject to review or appeal, which amendment, clarification, change, Administrative Action or decision is enacted, promulgated or announced, in each case on or after the date of original issuance of the Debentures, there is more than an insubstantial risk that: (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debentures; (ii) interest payable by the Debenture Issuer on the Debentures is not, or within 90 days of the date of such opinion, will not be, deductible by the Debenture Issuer, in whole or in part, for United States federal income tax purposes; or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

                  (a) Upon the repayment in full at maturity or redemption in whole or in part of the Debentures (other than following the distribution of the Debentures to the Holders of the Securities), the proceeds from such repayment or payment shall concurrently be applied to redeem Pro Rata at the applicable Optional Redemption Price or Special Redemption Price, as applicable, Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed; provided, however, that holders of such Securities shall be given not less than 30 nor more than 60 days' notice of such redemption (other than at the scheduled maturity of the Debentures).

                  (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be redeemed Pro Rata from each Holder of Preferred Securities.

                  (c) The Trust may not redeem fewer than all the outstanding Preferred Securities unless all accrued and unpaid Distributions have been paid on all Preferred Securities for all quarterly Distribution periods terminating on or before the date of redemption.

                  (d)      Redemption or Distribution Procedures.

                           (i) Notice of any redemption of, or notice of distribution of the Debentures in exchange for the Securities (a "Redemption/Distribution Notice") will be given by the Administrators on behalf of the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of such Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of such Securities at the address of each such Holder appearing on the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                           (ii) If the Securities are to be redeemed and the Trust gives a Redemption/ Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this paragraph 4 (which notice will be irrevocable), then, provided that the Property Trustee has a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will pay the relevant Optional Redemption Price or Special Redemption Price, as applicable, to the Holders of such Securities by check mailed to the address of each such Holder appearing on the books and records of the Trust on the Redemption Date. If a Redemption/Distribution Notice shall have been given and funds deposited as required then immediately prior to the close of business on the date of such deposit Distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the applicable Optional Redemption Price or Special Redemption Price specified in paragraph 4(a), but without interest on such Optional Redemption Price or Special Redemption Price. If any date fixed for redemption of Securities is not a Business Day, then payment of any such Optional Redemption Price or Special Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Optional Redemption Price or Special Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by the Debenture Issuer as guarantor pursuant to the Guarantee, Distributions on such Securities will continue to accrue at the Coupon Rate from the original Redemption Date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Optional Redemption Price or Special Redemption Price. In the event of any redemption of the Preferred Securities issued by the Trust in part, the Trust shall not be required to (i) issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before any selection for redemption of the Preferred Securities and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of the Preferred Securities to be so redeemed or (ii) register the transfer of or exchange any Preferred Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Preferred Securities being redeemed in part.

                           (iii) Redemption/Distribution Notices shall be sent by the Administrators on behalf of the Trust to (A) in respect of the Preferred Securities, the Holders thereof and (B) in respect of the Common Securities, the Holder thereof.

                           (iv) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

         5.       Voting Rights - Preferred Securities.

                  (a) Except as provided under paragraphs 5(b) and 7 and as otherwise required by law and the Trust Agreement, the Holders of the Preferred Securities will have no voting rights. The Administrators are required to call a meeting of the Holders of the Preferred Securities if directed to do so by Holders of at least 25% in liquidation amount of the Preferred Securities.

                  (b) Subject to the requirements of obtaining a tax opinion by the Property Trustee in certain circumstances set forth in the last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Preferred Securities, voting separately as a class, have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Trust Agreement, including the right to direct the Property Trustee, as holder of the Debentures, to (i) exercise the remedies available under the Indenture as the holder of the Debentures, (ii) waive any past default that is waivable under the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent on behalf of all the Holders of the Preferred Securities to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required; provided, however, that, where a consent or action under the Indenture would require the consent or act of the holders of greater than a simple majority in aggregate principal amount of Debentures (a "Super Majority") affected thereby, the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities outstanding which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. If the Property Trustee fails to enforce its rights under the Debentures after the Holders of a Majority in liquidation amount of such Preferred Securities have so directed the Property Trustee, to the fullest extent permitted by law, a Holder of the Preferred Securities may institute a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date the interest or principal is payable (or in the case of redemption, the Redemption Date or the Special Redemption Date, as applicable), then a Holder of record of the Preferred Securities may directly institute a proceeding for enforcement of payment, to such Holder directly of the principal of or interest on the Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder on or after the respective due dates specified in the Debentures. The Property Trustee shall notify all Holders of the Preferred Securities of any default actually known to the Property Trustee with respect to the Debentures unless (x) such default has been cured prior to the giving of such notice or (y) the Property Trustee determines in good faith that the withholding of such notice is in the interest of the Holders of such Preferred Securities, except where the default relates to the payment of principal of or interest on any of the Debentures. Such notice shall state that such Indenture Event of Default also constitutes an Event of Default hereunder. Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Property Trustee shall not take any of the actions described in clauses (i), (ii) or (iii) above unless the Property Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust for United States federal income tax purposes.

         In the event the consent of the Property Trustee, as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of a Super Majority, the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities outstanding which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not take any such action in accordance with the directions of the Holders of the Securities unless the Property Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust for United States federal income tax purposes.

         A waiver of an Indenture Event of Default will constitute a waiver of the corresponding Event of Default hereunder. Any required approval or direction of Holders of the Preferred Securities may be given at a separate meeting of Holders of the Preferred Securities convened for such purpose, at a meeting of all of the Holders of the Securities in the Trust or pursuant to written consent. The Property Trustee will cause a notice of any meeting at which Holders of the Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of the Preferred Securities. Each such notice will include a statement setting forth the following information (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and
(iii) instructions for the delivery of proxies or consents. No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Trust Agreement and the terms of the Securities.

         Notwithstanding that Holders of the Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not entitle the Holder thereof to vote or consent and shall, for purposes of such vote or consent, be treated as if such Preferred Securities were not outstanding.

         In no event will Holders of the Preferred Securities have the right to vote to appoint, remove or replace the Administrators, which voting rights are vested exclusively in the Sponsor as the Holder of all of the Common Securities of the Trust. Under certain circumstances as more fully described in the Trust Agreement, Holders of Preferred Securities have the right to vote to appoint, remove or replace the Trustees.

         6.       Voting Rights - Common Securities.

                  (a) Except as provided under paragraphs 6(b), 6(c) and 7 and as otherwise required by law and the Trust Agreement, the Common Securities will have no voting rights.

                  (b) The Holders of the Common Securities are entitled, in accordance with Article IV of the Trust Agreement, to vote to appoint, remove or replace any Administrators.

                  (c) Subject to Section 6.7 of the Trust Agreement and only after each Event of Default (if any) with respect to the Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Trust Agreement, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; provided, however, that, where a consent or action under the Indenture would require a Super Majority, the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Notwithstanding this paragraph 6(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote or consent of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action described in (i), (ii) or (iii) above, unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Property Trustee fails to enforce its rights under the Trust Agreement, to the fullest extent permitted by law, any Holder of the Common Securities may institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Trust Agreement, without first instituting a legal proceeding against the Property Trustee or any other Person.

         Any approval or direction of Holders of the Common Securities may be given at a separate meeting of Holders of the Common Securities convened for such purpose, at a meeting of all of the Holders of the Securities in the Trust or pursuant to written consent. The Administrators will cause a notice of any meeting at which Holders of the Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of the Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Trust Agreement and the terms of the Securities.

         7.       Amendments to Trust Agreement and Indenture.

                  (a) In addition to any requirements under Section 11.1 of the Trust Agreement, if any proposed amendment to the Trust Agreement provides for, or the Property Trustee, Sponsor or Administrators otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Trust Agreement or otherwise, or (ii) the Liquidation of the Trust, other than as described in Section 7.1 of the Trust Agreement, then the Holders of outstanding Securities, voting together as a single class, will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities, affected thereby; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

                  (b) In the event the consent of the Property Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification, or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require a Super Majority, the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

                  (c) Notwithstanding the foregoing, no amendment or modification may be made to the Trust Agreement if such amendment or modification would (i) cause the Trust to be classified for purposes of United States federal income taxation as other than a grantor trust, (ii) reduce or otherwise adversely affect the powers, rights, duties or immunities of the Property Trustee or the Delaware Trustee or (iii) cause the Trust to be deemed an Investment Company which is required to be registered under the Investment Company Act.

                  (d) Notwithstanding any provision of the Trust Agreement, the right of any Holder of the Preferred Securities to receive payment of distributions and other payments upon redemption or otherwise, on or after their respective due dates, or to institute a suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder. For the protection and enforcement of the foregoing provision, each and every Holder of the Preferred Securities shall be entitled to such relief as can be given either at law or equity.

         8. Pro Rata. A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of the Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities then outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities Pro Rata according to the aggregate liquidation amount of the Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of the Common Securities Pro Rata according to the aggregate liquidation amount of the Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

         9. Ranking. The Preferred Securities rank pari passu with and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default has occurred and is continuing, the rights of Holders of the Common Securities to receive payment of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of the Holders of the Preferred Securities with the result that no payment of any Distribution on, or Optional Redemption Price (or Special Redemption Price) of, any Common Security, and no other payment on account of redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all outstanding Preferred Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the Optional Redemption Price (or Special Redemption Price) the full amount of such Optional Redemption Price (or Special Redemption Price) on all outstanding Preferred Securities then called for redemption, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or the Optional Redemption Price (or Special Redemption Price) of, the Preferred Securities then due and payable.

         10. Acceptance of Guarantee and Indenture. Each Holder of the Preferred Securities and the Common Securities, by the acceptance of such Securities, agrees to the provisions of the Guarantee, including the subordination provisions therein and to the provisions of the Indenture.

         11. No Preemptive Rights. The Holders of the Securities shall have no preemptive or similar rights to subscribe for any additional securities of the Trust.

         12. Miscellaneous. These terms constitute a part of the Trust Agreement. The Sponsor will provide a copy of the Trust Agreement, the Guarantee, and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1

                     FORM OF PREFERRED SECURITY CERTIFICATE
                           [FORM OF FACE OF SECURITY]

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY ONLY (A) TO THE SPONSOR OR THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A IN ACCORDANCE WITH RULE 144A, (D) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS PREFERRED SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE SPONSOR'S AND THE TRUST'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION `SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE DECLARATION OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE SPONSOR OR THE TRUST. HEDGING TRANSACTIONS INVOLVING THIS SECURITY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THE SECURITIES OR ANY

                                     A-1-1

INTEREST THEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THE SECURITIES OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

         THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000.00 AND MULTIPLES OF $1,000.00 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000.00 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER.

         THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

         IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE TRUST AGREEMENT TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

         CERTIFICATE NUMBER ___                       _____ PREFERRED SECURITIES

                                __________, 2003

            CERTIFICATE EVIDENCING FLOATING RATE PREFERRED SECURITIES

                                       OF

                             BIC STATUTORY TRUST II

              (LIQUIDATION AMOUNT $1,000.00 PER PREFERRED SECURITY)

         BIC Statutory Trust II, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ________________ (the "Holder") is the registered owner of [$AMOUNT(#)] securities of the Trust representing undivided beneficial interests in the assets of the Trust, (liquidation amount $1,000.00 per capital security) (the "Preferred Securities").

                                      A-1-2

Subject to the Trust Agreement (as defined below), the Preferred Securities are transferable on the books and records of the Trust in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued pursuant to, and shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of September 30, 2003, among John Sokol, Si Sokol and Sally Cress as Administrators, JPMorgan Chase Bank, as Property Trustee, Chase Manhattan Bank USA, National Association, as Delaware Trustee, Bancinsurance Corporation, as Sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Trust, including the designation of the terms of the Preferred Securities as set forth in Annex I to such amended and restated Trust Agreement as the same may be amended from time to time (the "Trust Agreement"). Capitalized terms used herein but not defined shall have the meaning given them in the Trust Agreement. The Holder is entitled to the benefits of the Guarantee to the extent provided therein. The Sponsor will provide a copy of the Trust Agreement, the Guarantee, and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business.

         Upon receipt of this Security, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

         By acceptance of this Security, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of beneficial ownership in the Debentures.

         This Preferred Security is governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

                       Signatures appear on following page

                                      A-1-3

         WITNESS WHEREOF, the Trust has duly executed this certificate.

                                         BIC STATUTORY TRUST II

                                         By:
                                             -----------------------------------
                                             Name:
                                             Title: Administrator

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Preferred Securities referred to in the within-mentioned Trust Agreement.

                                         JPMORGAN CHASE BANK, AS THE PROPERTY
                                         TRUSTEE

                                         By:
                                             -----------------------------------
                                                    Authorized Signatory

                                      A-1-4

                          [FORM OF REVERSE OF SECURITY]

         Distributions on each Preferred Security will be payable for the period beginning on (and including) September 30, 2003 and ending on (but excluding) December 31, 2003 and for each successive period beginning on (and including) December 31, 2003, and each succeeding Distribution Payment Date, and ending on (but excluding) the next succeeding Distribution Payment Date (each a "Distribution Period"), at a variable rate equal to 3-Month LIBOR, determined as described below, plus 4.05% (the "Coupon Rate"), applied to the stated liquidation amount of $1,000.00 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than a quarterly period will bear interest thereon compounded quarterly at the Distribution late (to the extent permitted by applicable law). The term "Distributions" as used herein includes payments of Interest and any principal on the Debentures held by the Property Trustee unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. In the event that any date on which a Distribution is payable on this Preferred Security is not a Business Day, then a payment of the Distribution payable on such date will be made on the next succeeding day which is a Business Day (and without any Distribution or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. The amount of interest payable for any Distribution Period will be calculated by applying the Coupon Rate to the principal amount outstanding at the commencement of the Distribution Period and multiplying each such amount by the actual number of days in the Distribution Period concerned divided by 360.

         "3-Month LIBOR" means the London interbank offered interest rate for three-month, U.S. dollar deposits determined by the Calculation Agent in the following order of priority:

                  (1) On the second LIBOR Business Day (as defined below) prior to an Interest Payment Date (except with respect to the first interest payment period, such date shall be September 26, 2003) (each such day, a "LIBOR Determination Date"), LIBOR for any given security shall for the following interest payment period equal the rate, as obtained by the Calculation Agent from Bloomberg Financial Markets Commodities News, for 3- month Eurodollar deposits that appears on Dow Jones Telerate Page 3750 (as defined in the International Swaps and Derivatives Association, Inc. 1991 Interest Rate and Currency Exchange Definitions), or such other page as may replace such Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date.

                  (2) If, on any LIBOR Determination Date, such rate does not appear on Dow Jones Telerate Page 3750 or such other page as may replace such Page 3750, the Calculation Agent shall determine the arithmetic mean of the offered quotations of the Reference Banks (as defined below) to leading banks in the London interbank market for 3-month Eurodollar deposits in an amount determined by the Calculation Agent by reference to requests for quotations as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date made by the Calculation Agent to the Reference Banks. If, on any LIBOR Determination Date, at least two of the Reference Banks provide such

                                      A-1-5
         quotations, LIBOR shall equal such arithmetic mean of such quotations. If, on any LIBOR Determination Date, only one or none of the Reference Banks provide such quotations, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that leading banks in the City of New York selected by the Calculation Agent are quoting on the relevant LIBOR Determination Date for 3-month Eurodollar deposits in an amount determined by the Calculation Agent by reference to the principal London offices of leading banks in the London interbank market; provided that, if the Calculation Agent is required but is unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR shall be LIBOR as determined on the previous LIBOR Determination Date.

                  (3) As used herein: "Reference Banks" means four major banks in the London interbank market selected by the Calculation Agent; and "LIBOR Business Day" means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London.

         The Coupon Rate for any Distribution Period will at no time be higher than the maximum rate then permitted by New York law as the same may be modified by United States law.

         All percentages resulting from any calculations on the Preferred Securities will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% or .09876545 being rounded to 9.87655% or .0987655, and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward)).

         Except as otherwise described below, Distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 2003. The Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period for up to 20 consecutive quarterly periods (each an "Extension Period") on the Debentures, subject to the conditions described below, although such interest would continue to accrue on the Debentures at an annual rate equal to the Coupon Rate compounded quarterly to the extent permitted by law during any Extension Period. No Extension Period may end on a date other than a Distribution Payment Date. At the end of any such Extension Period the Debenture Issuer shall pay all interest then accrued and unpaid on the Debentures (together with Additional Interest thereon); provided, however, that no Extension Period may extend beyond the Maturity Date. Prior to the termination of any Extension Period, the Debenture Issuer may further extend such period, provided that such period together with all such previous and further consecutive extensions thereof shall not exceed 20 consecutive quarterly periods, or extend beyond the Maturity Date. Upon the termination of any Extension Period and upon the payment of all accrued and unpaid interest and Additional Interest, the Debenture Issuer may commence a new Extension Period, subject to the foregoing requirements. No interest or Additional Interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates, to Holders of the Securities as they appear on the books and records

                                      A-1-6
of the Trust on the record date immediately preceding such date. Distributions on the Securities must be paid on the dates payable (after giving effect to any Extension Period) to the extent that the Trust has funds available for the payment of such distributions in the Property Account of the Trust. The Trust's funds available for Distribution to the Holders of the Securities will be limited to payments received from the Debenture Issuer. The payment of Distributions out of moneys held by the Trust is guaranteed by the Guarantor pursuant to and to the extent set forth in the Guarantee.

         The Preferred Securities shall be redeemable as provided in the Trust Agreement.

                                     A-1-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

         _______________________________________________________________________

         (Insert assignee's social security or tax identification number)_______
         _______________________________________________________________________

         _______________________________________________________________________


         (Insert address and zip code of assignee) and irrevocably appoints
         _______________________________________________________________________

         agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

         Date:___________________________

         Signature:______________________

         (Sign exactly as your name appears on the other side of this Preferred Security Certificate)

         Signature Guarantee:(1)

------------------

(1) Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     A-1-8

                                   EXHIBIT A-2

                       FORM OF COMMON SECURITY CERTIFICATE

         THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION.

         THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN COMPLIANCE WITH SECTION
8.1 OF THE TRUST AGREEMENT.

         CERTIFICATE NUMBER C-1                            217 COMMON SECURITIES

                               SEPTEMBER 30, 2003

             CERTIFICATE EVIDENCING FLOATING RATE COMMON SECURITIES

                                       OF

                             BIC STATUTORY TRUST II

         BIC Statutory Trust II, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Bancinsurance Corporation (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust (the "Common Securities"). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued pursuant to, and shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of September 30, 2003, among John Sokol, Si Sokol and Sally Cress, as Administrators, JPMorgan Chase Bank, as Property Trustee, Chase Manhattan Bank USA, National Association, as Delaware Trustee, Bancinsurance Corporation, as Sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Trust including the designation of the terms of the Common Securities as set forth in Annex I to such amended and restated declaration, as the same may be amended from time to time (the "Trust Agreement"). Capitalized terms used herein but not defined shall have the meaning given them in the Trust Agreement. The Sponsor will provide a copy of the Trust Agreement, the Guarantee and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

         As set forth in the Trust Agreement, where an Event of Default has occurred and is continuing, the rights of Holders of Common Securities to payment in respect of Distributions and payments upon Liquidation, redemption or otherwise are subordinated to the rights of payment of Holders of the Preferred Securities.

         Upon receipt of this Certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

                                      A-2-1

         By acceptance of this Certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of undivided beneficial ownership in the Debentures.

         This Common Security is governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

                                      A-2-2

         IN WITNESS WHEREOF, the Trust has duly executed this certificate.

                                         BIC STATUTORY TRUST II

                                         By: ___________________________________
                                             Name:
                                             Title: Administrator

                                      A-2-3

                          [FORM OF REVERSE OF SECURITY]

         Distributions payable on each Common Security will be identical in amount to the Distributions payable on each Preferred Security, beginning on (and including) September 30, 2003 and ending on (but excluding) December 31, 2003 and for each successive period beginning on (and including) December 31, 2003, and each succeeding Distribution Payment Date, and ending on (but excluding) the next succeeding Distribution Payment Date (each a "Distribution Period"), at a variable rate equal to 3-Month LIBOR, determined as described below, plus 4.05% (the "Coupon Rate"); applied to the stated liquidation amount of $1,000.00 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarterly period will bear interest thereon compounded at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes payments of Interest and any principal on the Debentures held by the Property Trustee unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. In the event that any date on which a Distribution is payable on this Common Security is not a Business Day, then a payment of the Distribution payable on such date will be made on the next succeeding day which is a Business Day (and without any Distribution or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. The amount of interest payable for any Distribution Period will be calculated by applying the Coupon Rate to the principal amount outstanding at the commencement of the Distribution Period and multiplying each such amount by the actual number of days in the Distribution Period concerned divided by 360.

         "3-Month LIBOR" means the London interbank offered interest rate for three-month, U.S. dollar deposits determined by the Calculation Agent in the following order of priority:

                  (1) On the second LIBOR Business Day (as defined below) prior to an Interest Payment Date (except with respect to the first interest payment period, such date shall be September 26, 2003) (each such day, a "LIBOR Determination Date"), LIBOR for any given security shall for the following interest payment period equal the rate, as obtained by the Calculation Agent from Bloomberg Financial Markets Commodities News, for 3- month Eurodollar deposits that appears on Dow Jones Telerate Page 3750 (as defined in the International Swaps and Derivatives Association, Inc. 1991 Interest Rate and Currency Exchange Definitions), or such other page as may replace such Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date.

                  (2) If, on any LIBOR Determination Date, such rate does not appear on Dow Jones Telerate Page 3750 or such other page as may replace such Page 3750, the Calculation Agent shall determine the arithmetic mean of the offered quotations of the Reference Banks (as defined below) to leading banks in the London interbank market for 3-month Eurodollar deposits in an amount determined by the Calculation Agent by reference to requests for quotations as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date made by the Calculation Agent to the Reference Banks. If, on any LIBOR Determination Date, at least two of the Reference Banks provide such

                                      A-2-4
         quotations, LIBOR shall equal such arithmetic mean of such quotations. If, on any LIBOR Determination Date, only one or none of the Reference Banks provide such quotations, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that leading banks in the City of New York selected by the Calculation Agent are quoting on the relevant LIBOR Determination Date for 3-month Eurodollar deposits in an amount determined by the Calculation Agent by reference to the principal London offices of leading banks in the London interbank market; provided that, if the Calculation Agent is required but is unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR shall be LIBOR as determined on the previous LIBOR Determination Date.

                  (3) As used herein: "Reference Banks" means four major banks in the London interbank market selected by the Calculation Agent; and "LIBOR Business Day" means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London.

         The Coupon Rate for any Distribution Period will at no time be higher than the maximum rate then permitted by New York law as the same may be modified by United States law.

         All percentages resulting from any calculations on the Common Securities will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% or .09876545 being rounded to 9.87655% or .0987655, and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward)).

         Except as otherwise described below, Distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 2003. The Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period for up to 20 consecutive quarterly periods (each an "Extension Period") on the Debentures, subject to the conditions described below, although such interest would continue to accrue on the Debentures at an annual rate equal to the Coupon Rate compounded quarterly to the extent permitted by law during any Extension Period. No Extension Period may end on a date other than an Interest Payment Date. At the end of any such Extension Period the Sponsor shall pay all interest then accrued and unpaid on the Debentures (together with Additional Interest thereon); provided, however, that no Extension Period may extend beyond the Maturity Date. Prior to the termination of any Extension Period, the Sponsor may further extend such period, provided that such period together with all such previous and further consecutive extensions thereof shall not exceed 20 consecutive quarterly periods, or extend beyond the Maturity Date. Upon the termination of any Extension Period and upon the payment of all accrued and unpaid interest and Additional Interest, the Sponsor may commence a new Extension Period, subject to the foregoing requirements. No interest or Additional Interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates, to Holders of the Securities as they appear on the books and records of the Trust on the record date

                                      A-2-5
immediately preceding such date. Distributions on the Securities must be paid on the dates payable (after giving effect to any Extension Period) to the extent that the Trust has funds available for the payment of such distributions in the Property Account of the Trust. The Trust's funds available for Distribution to the Holders of the Securities will be limited to payments received from the Debenture Issuer.

         The Common Securities shall be redeemable as provided in the Trust Agreement.

                                      A-2-6

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

         _______________________________________________________________________

         (Insert assignee's social security or tax identification number)
         _______________________________________________________________________

         _______________________________________________________________________

         (Insert address and zip code of assignee) and irrevocably appoints
         _______________________________________________________________________

                  ______________________________________________________________

                  agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

                  Date:_________________________________________________________

                  Signature:____________________________________________________

                  (Sign exactly as your name appears on the other side of this Common Security Certificate)

                  Signature:____________________________________________________

                  (Sign exactly as your name appears on the other side of this Common Security Certificate)

         Signature Guarantee:(2)

------------------

(2) Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union, meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                      A-2-7

                                    EXHIBIT B

                          SPECIMEN OF INITIAL DEBENTURE

                                (See Tab No. 14)

                                    EXHIBIT C

                               PURCHASE AGREEMENT

                                 (See Tab No. 1)

                                    EXHIBIT D

                         FORM OF TRANSFEROR CERTIFICATE

                             TO BE EXECUTED BY QIBS

                                                                 __________, [ ]

Bancinsurance Corporation
BIC Statutory Trust II
250 East Broad Street, 10th Floor
Columbus, Ohio 43215

                  Re: Purchase of $________ stated liquidation amount of Floating Rate Preferred Securities (the "Preferred Securities") of BIC Statutory Trust II

         Reference is hereby made to the Amended and Restated Declaration of Trust of BIC Statutory Trust II, dated as of September 30, 2003 (the "Trust Agreement"), among John Sokol, Si Sokol, Sally Cress, as Administrators, Chase Manhattan Bank USA, National Association, as Delaware Trustee, JPMorgan Chase Bank, as Property Trustee, Bancinsurance Corporation as Sponsor, and the holders from time to time of undivided beneficial interests in the assets of BIC Statutory Trust II. Capitalized terms used but not defined herein shall have the meanings given them in the Trust Agreement.

         This letter relates to $________________________ aggregate liquidation amount of Preferred Securities which are held in the name of [name of transferor] (the "Transferor").

         In accordance with Article VI of the Trust Agreement, the Transferor hereby certifies that such Preferred Securities are being transferred in accordance with (i) the transfer restrictions set forth in the Preferred Securities and (ii) Rule 144A under the Securities Act ("Rule 144A"), to a transferee that the Transferor reasonably believes is purchasing the Preferred Securities for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with applicable securities laws of any state of the United States or any other jurisdiction.

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                         (Name of Transferor)

                                         By: ___________________________________
                                             Name:
                                             Title:

Date:________________________

                                    EXHIBIT E

                         FORM OF TRANSFEREE CERTIFICATE

                  TO BE EXECUTED BY TRANSFEREES OTHER THAN QIBS

                                                                 __________, [ ]

Bancinsurance Corporation
BIC Statutory Trust II
250 East Broad Street, 10th Floor
Columbus, Ohio 43215

                  Re: Purchase of $____________ stated liquidation amount of Floating Rate Preferred Securities (the "Preferred Securities") of BIC Statutory Trust II

Ladies and Gentlemen:

                  In connection with our purchase of the Preferred Securities we confirm that:

                  1. We understand that the Floating Rate Preferred Securities (the "Preferred Securities") of BIC Statutory Trust II (the "Trust") (including the guarantee agreement (the "Guarantee") of Bancinsurance Corporation (the "Company") executed in connection therewith) and the Floating Rate Junior Subordinated Debentures due 2033 of the Company (the "Subordinated Debentures") (the entire amount of the Trust's outstanding Preferred Securities, the Guarantee and the Subordinated Debentures together being referred to herein as the "Offered Securities"), have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing the Offered Securities that, if we decide to offer, sell or otherwise transfer any such Offered Securities, (i) such offer, sale or transfer will be made only (a) to the Trust, (b) to a person we reasonably believe is a "qualified institutional buyer" (a "QIB") (as defined in Rule 144 under the Securities Act) in a transaction meeting the requirements of Rule 144A, (c) to an institutional "accredited investor" within the meaning of subparagraph (a) (1), (2), (3) or
(7) of Rule 501 under the Securities Act that is acquiring Offered Securities for its own account, or for the account of such an "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, (d) pursuant to an effective registration statement under the Securities Act, or (e) pursuant to an exemption from the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and, in the case of (c) or (e), subject to the right of the Trust and the depositor to require an opinion of counsel and other information satisfactory to each of them. The foregoing restrictions on resale will not apply subsequent to the date on which, in the written opinion of counsel, the Preferred Securities are not "restricted securities" within the meaning of Rule 144 under the Securities Act. If any resale or other transfer of the Offered Securities is proposed to be made pursuant to clause (c) or (e) above, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Property Trustee as Registrar, which shall provide as applicable, among other things, that the transferee is an "accredited investor" within the meaning of subparagraph (a) (1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. We acknowledge on our behalf and on behalf of any investor account for which we are purchasing Securities that the Trust and the Company reserve the right prior to any offer, sale or other transfer pursuant to clause (c) or (e) to require the delivery of any opinion of counsel, certifications and/or other information satisfactory to the Trust and the Company. We understand that the certificates for any Offered Security that we receive will bear a legend substantially to the effect of the foregoing.

                  2. We are an "accredited investor" within the meaning of subparagraph (a) (1), (2), (3) or (7) of Rule 501 under the Securities Act purchasing for our own account or for the account of such an "accredited investor," and we are acquiring the Offered Securities for investment purposes and not with view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Offered Securities, and we and any account for which we are acting are each able to bear the economic risks of our or its investment.

                  3. We are acquiring the Offered Securities purchased by us for our own account (or for one or more accounts as to each of which we exercise sole investment discretion and have authority to make, and do make, the statements contained in this letter) and not with a view to any distribution of the Offered Securities, subject, nevertheless, to the understanding that the disposition of our property will at all times be and remain within our control.

                  4. In the event that we purchase any Preferred Securities or any Subordinated Debentures, we will acquire such Preferred Securities having an aggregate stated liquidation amount of not less than $100,000 or such Subordinated Debentures having an aggregate principal amount not less than $100,000, for our own account and for each separate account for which we are acting.

                  5. We acknowledge that we are not a fiduciary of (i) an employee benefit, individual retirement account or other plan or arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each a "Plan"); or (ii) an entity whose underlying assets include "plan assets" by reason of any Plan's investment in the entity, and are not purchasing any of the Offered Securities on behalf of or with "plan assets" by reason of any Plan's investment in the entity.

                  6. We acknowledge that the Trust and the Company and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements and agree that if any of the acknowledgments, representations, warranties and agreements deemed to have been made by our purchase of any of the Offered Securities are no longer accurate, we shall promptly notify the Company. If we are acquiring any Offered Securities as a fiduciary or agent for one or more investor accounts, we represent that we have sole discretion with respect to each such investor account and that we have full power to make the foregoing acknowledgments, representations and agreement on behalf of each such investor account.

                                         _______________________________________

                                         (Name of Purchaser)

                                         By: ___________________________________

                                         Date: _________________________________

                  Upon transfer, the Preferred Securities (having a stated liquidation amount of $_____________) would be registered in the name of the new beneficial owner as follows.

Name: ___________________________________

Address: ________________________________

Taxpayer ID Number: _____________________